UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-02183

Barings Corporate Investors
(Exact name of registrant as specified in charter)

300 South Tryon Street, Suite 2500, Charlotte, NC 28202
(Address of principal executive offices) (Zip code)

Corporation Service Company (CSC)
251 Little Falls Drive, Wilmington, DE 19808
(Name and address of agent for service)

Registrant's telephone number, including area code: 704-805-7200
Date of fiscal year end: 12/31
Date of reporting period: 06/30/26

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e- 1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

(a) Attached hereto is the semi-annual shareholder report transmitted to shareholders pursuant to Rule 30e-1 of the Investment Company Act of 1940, as amended.

Barings Corporate Investors

Report for the Six Months Ended June 30, 2026.

Adviser
Barings LLC
300 S Tryon St., Suite 2500
Charlotte, NC 28202
Independent Registered Public Accounting Firm
KPMG LLP
New York, NY 10154
Counsel to the Trust
Ropes & Gray LLP
Boston, Massachusetts 02199
Custodian
State Street Bank and Trust Company
Boston, Massachusetts 02110

Transfer Agent & Registrar
SS&C Global Investor & Distribution Solutions, Inc., ("SS&C GIDS")
P.O. Box 219086
Kansas City, Missouri 64121-9086
1-800-647-7374
Internet Website
https://mci.barings.com

Barings Corporate Investors c/o Barings LLC 300 S Tryon St., Suite 2500 Charlotte, NC 28202 1-866-399-1516

Investment Objective and Policy
Barings Corporate Investors (the “Trust”) is a closed-end management investment company, first offered to the public in 1971, whose shares are traded on the New York Stock Exchange under the trading symbol “MCI”. The Trust’s share price can be found in the financial section of most newspapers under either the New York Stock Exchange listings or Closed-End Fund Listings.
The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such private placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities), marketable common stocks and special situations investments. The Trust's special situations investments generally consist of investments in corporate debt instruments and equity instruments of issuers that are stressed or distressed. Below-investment grade or high yield securities (including securities of stressed or distressed issuers) have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay principal.
The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders four times per year. The Trust pays dividends to its shareholders in cash, unless the shareholder elects to participate in the Dividend Reinvestment and Share Purchase Plan.
Form N-PORT
The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on part F of Form N-PORT. This information is available (i) on the SEC’s website at http://www.sec.gov; and (ii) at the SEC’s Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available upon request by calling, toll-free, 866-399-1516.
Proxy Voting Policies & Procedures; Proxy Voting Record
The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Barings LLC (“Barings”). A description of Barings’ proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 866-399-1516; (2) on the Trust’s website at https://mci.barings.com; and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on the Trust’s website at https://mci.barings.com; and (2) on the SEC’s website at http://www.sec.gov.
Legal Matters
The Trust has entered into contractual arrangements with an investment adviser, transfer agent and custodian (collectively “service providers”) who each provide services to the Trust. Shareholders are not parties to, or intended beneficiaries of, these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
Under the Trust’s Bylaws, any claims asserted against or on behalf of the Trust, including claims against Trustees and officers must be brought in courts located within the Commonwealth of Massachusetts.
The Trust’s registration statement and this shareholder report are not contracts between the Trust and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Barings Corporate Investors
TO OUR SHAREHOLDERS
July 31, 2026

We are pleased to present the June 30, 2026, Semi-Annual Report of Barings Corporate Investors (the “Trust”).

PORTFOLIO PERFORMANCE

The Board of Trustees declared a quarterly dividend of $0.40 per share, payable on September 11, 2026, to shareholders of record on August 28, 2026. The Trust earned $0.30 per share of net investment income, net of taxes, for the second quarter of 2026, consistent with the $0.30 per share reported in the previous quarter. As discussed below, the Trust uses undistributed income carry forwards to support the dividend.

The quarterly total returns at June 30, 2026, and March 31, 2026, were 5.73% and 0.48%, respectively, based on the change in the Trust’s net assets assuming the reinvestment of all dividends. Longer term, the Trust returned 10.88%, 10.47%, 9.93%, 10.05% and 11.32% for the 1, 3, 5, 10, and 25-year periods ended June 30, 2026, respectively. The Trust delivers these returns while maintaining a modest level of leverage, 0.17x at June 30, 2026, well below the leverage levels for many public private credit vehicles.

The Trust’s average quarter-end (discount) / premium for the 1, 3, 5 and 10-year periods was 8.94%, 12.29%, 2.14%, and 0.74% respectively.

U.S. fixed income markets, as approximated by the Bloomberg Barclays U.S. Corporate High Yield Index and the S&P UBS Leveraged Loan Index, returned 2.47% and 1.85% for the quarter, respectively.

	June 30, 2026(1)(2)	March 31, 2026(1)(2)	% Change
Quarterly Dividend per share	$ 0.40(3)	$ 0.40(3)	—%
Net Investment Income(4)	$6,259,187	$6,152,365	1.7%
Net Assets	$355,480,521	$343,480,208	3.5%
Net Assets per share(5)	$17.27	$16.71	3.4%
Share Price	$17.56	$17.24	1.9%
Dividend Yield at Share Price	9.1%	9.3%	(2.2)%
(Discount) / Premium	1.7%	3.2%
(1) Past performance is no guarantee of future results
(2) Figures are unaudited
(3) Payable on September 11, 2026
(4) Figures are shown net of excise tax
(5) Based on shares outstanding at the end of the period of 20,587,045 and 20,555,752 as of 6/30/2026 and 3/31/2026, respectively.

PORTFOLIO BENEFITS

We believe the Trust benefits from being part of the larger Barings North American Private Finance (“NAPF”) platform, which as of June 30, 2026, has over 30 years of experience and had commitments of over $33 billion to private credit. The Trust itself has been in existence, delivering superior shareholder returns, since 1971.

The NAPF team’s direct deal origination and disciplined credit underwriting provide multiple advantages to the Trust. NAPF maintains strong origination relationships with carefully chosen private equity sponsors. Every private placement investment in the Trust’s portfolio was directly originated by NAPF via a sponsor, without a financial intermediary, allowing one hundred percent of the economics to be passed through to the Trust. NAPF has served as the Lead or Co-Lead on over 80% of its originated transactions, which allows it to lead negotiations on terms of the credit agreement. Strong private equity sponsors offer our portfolio companies potential access to additional capital if needed and strategic thinking to complement the company’s management team. With our solid private equity relationships, NAPF receives high quality and timely information about portfolio companies, allowing us to work constructively with sponsors and maximize the long-term health and value of the Trust’s portfolio companies.

With disciplined credit underwriting skills honed over multiple credit cycles, NAPF screens hundreds of potential investment opportunities each quarter. We carefully select what we believe are high-quality companies in defensive sectors, intentionally creating a well-diversified portfolio for the Trust with over 207 assets in 24 different industries. Over 70% of those investments are first lien senior secured loans that we believe provide strong risk adjusted returns. The Trust continues to invest in senior subordinated debt

(Continued)
when we believe the risk adjusted return is appropriate. All assets are carefully monitored by seasoned NAPF investment professionals. Thanks to methodical underwriting and credit monitoring, NAPF has a senior loan loss rate of 0.03% since inception. As of June 30, 2026, the Trust only has four positions on non-accrual status, accounting for approximately 1.6% of the fair value of the Trust’s portfolio.

We believe the Trust’s strong credit quality and diverse portfolio construction positions it to continue to maximize shareholder value.

DIVIDENDS

In determining the quarterly dividend, the Board of Trustees seeks to ensure that the Trust will be able to pay sustainable dividends over the long term. The Trust has consistently generated a stable dividend yield for investors, which to date has been paid exclusively from net investment income and capital gains – with no return of capital.

The Trust’s recently announced dividend of $0.40 per share remains consistent with the prior quarter. With more than 65% of the Trust in first lien floating rate loans, the Trust's net investment income has decreased over the past year given lower interest rates. While recurring investment income remains steady, it may not be sufficient to fully fund the current dividend rate in the future. We believe it is always appropriate to provide views on the Trust’s long-term dividend policy which is to say, ‘we believe that long-term dividends should be a reflection of long-term core earnings power, even when core earnings power is lower as a result of a higher quality asset mix.’

PORTFOLIO ACTIVITY

Consistent with the stated investment objective of the Trust, we continued to search for relative value across the capital structure of potential investments that provide current yield with an opportunity for capital gains. During the three months ended June 30, 2026, the Trust made 9 new private investments totaling $21.7 million and 45 add-on investments in existing portfolio companies totaling $12.9 million. During the three months ended June 30, 2026, the Trust realized 4 private investment loans totaling $8.9 million and realized 1 equity investment that generated realized gains of $0.4 million.

PORTFOLIO LIQUIDITY

The Trust maintained a liquidity position comprised of a combination of its available cash balance of $12.3 million or 2.5% of total assets plus its available credit facility balance of $75 million. Liquidity enables us to support our current portfolio companies as well as invest in new portfolio companies, all while maintaining a low leverage profile of 0.17x as of June 30, 2026.

Thank you for your continued interest in and support of Barings Corporate Investors.

Sincerely,
Christina Emery
President

Barings Corporate Investors

Portfolio Composition as of 06/30/26*

Cash & Foreign Currencies
2.9%
Public Debt
0.8%
Public Bank Loans
2.9%
Public Equity
—%
Private Debt
8.1%
Private / Restricted Equity
16.0%
Private Bank Loans
69.3%

Cash & Foreign Currencies
2.9%
Fixed Rate
9.0%
Equity
16.0%
Floating Rate
72.2%

* Based on market value of total investments
Cautionary Notice: Certain statements contained in this report may be “forward looking” statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made and which reflect management’s current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust’s trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trust’s current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

Barings Corporate Investors

Hypothetical growth of $10,000 Investment (unaudited)
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$21,536
$17,596
7/1/2016
6/30/2017
6/30/2018
6/30/2019
6/30/2020
6/30/2021
6/30/2022
6/30/2023
6/30/2024
6/30/2025
6/30/2026
Barings Corporate Investors
Bloomberg Barclays U.S. Corporate High Yield Index

Average Annual Returns June 30, 2026	1 Year	5 Year	10 Year
Barings Corporate Investors	-11.87%	11.67%	7.98%
Bloomberg Barclays U.S. Corporate High Yield Index	5.91%	4.17%	5.81%
Data for Barings Corporate Investors (the “Trust”) represents returns based on the change in the Trust’s market price assuming the reinvestment of all dividends and distributions. Past performance is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on distributions from the Trust or the sale of shares.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES Barings Corporate Investors
June 30, 2026
(Unaudited)

Assets:
Investments (See Consolidated Schedule of Investments)
Corporate restricted securities - private placement investments at fair value	$339,436,927
(Cost - $ 348,765,582)
Corporate restricted securities - rule 144A securities at fair value	58,864,294
(Cost - $ 18,727,921)
Corporate public securities at fair value	15,939,107
(Cost - $ 16,673,965)

Total investments (Cost - $ 384,167,468)	414,240,328
Cash	12,242,882
Foreign currencies (Cost - $ 14,921)	13,297
Dividend and interest receivable	5,065,941
Receivable for investments sold	1,369,456
Deferred financing fees	118,319
Deferred tax asset	26,974
Other assets	282,124
Total assets	433,359,321

Liabilities:
Note payable	30,000,000
Loan payable (net of deferred financing fees of $251,272)	44,748,728
Payable for investments purchased	1,262,201
Investment advisory fee payable	1,110,877
Interest payable	386,626
Accrued expenses	370,368
Total liabilities	77,878,800
Commitments and Contingencies (See Note 7)
Total net assets	$355,480,521
Net Assets:
Common shares, par value $1.00 per share	$20,587,045
Additional paid-in capital	281,135,623
Total distributable earnings	53,757,853
Total net assets	$355,480,521
Common shares issued and outstanding (28,054,782 authorized)	20,587,045
Net asset value per share	$17.27

See Notes to Consolidated Financial Statements 5

CONSOLIDATED STATEMENT OF OPERATIONS Barings Corporate Investors
For the six months ended June 30, 2026
(Unaudited)

Investment Income:
Interest	$17,130,282
Dividends	110,270
Other	112,725
Total investment income	17,353,277
Expenses:
Investment advisory fees	2,184,253
Interest and other financing fees	2,034,815
Professional fees	276,121
Trustees’ fees and expenses	243,600
Reports to shareholders	138,000
Custodian fees	16,800
Other	47,937
Total expenses	4,941,526
Investment income - net	12,411,751
Income tax, including excise tax benefit	200
Net investment income after taxes	12,411,551
Net realized and unrealized gain on investments and foreign currency:
Net realized loss on investments before taxes	(2,405,395)
Income tax expense	(14,898)
Net realized loss on investments after taxes	(2,420,293)
Net increase in unrealized appreciation of investments before taxes	11,138,611
Net decrease in unrealized depreciation of foreign currency translation before taxes	(466)
Deferred income tax benefit (expense)	174,886
Net increase in unrealized appreciation of investments and foreign currency transactions after taxes	11,313,031
Net gain on investments and foreign currency	8,892,738
Net increase in net assets resulting from operations	$21,304,289

See Notes to Consolidated Financial Statements 6

CONSOLIDATED STATEMENT OF CASH FLOWS Barings Corporate Investors
For the six months ended June 30, 2026
(Unaudited)

Net increase in net assets resulting from operations	$21,304,289
Adjustments to reconcile net income to net cash used in operating activities:
Purchases of investments	(69,963,815)
Proceeds from sale and maturities of investments	55,585,540
Effect of exchange rate changes on cash	466
Net increase in unrealized appreciation on investments before taxes	(11,138,611)
Net realized loss on investments before taxes	2,405,395
Payment-in-kind interest	(1,470,649)
Amortization and accretion	(657,638)
Amortization of deferred financing fees	79,367
Changes in operating assets and liabilities:
Decrease in dividend and interest receivable	200,928
Increase in deferred tax asset	(26,974)
Increase in other assets	(18,639)
Increase in investment advisory fee payable	44,324
Decrease in interest payable	(10,286)
Increase in accrued expenses	22,656
Decrease in deferred tax liability	(147,912)
Decrease in tax payable	(710,000)
Net cash used in operating activities	$(4,501,559)

Cash flows from financing activities
Proceeds from credit facility	$1,000,000
Repayments under credit facility	(1,000,000)
Cash dividends paid from net investment income	(16,432,624)
Receipts for shares issued on reinvestment of dividends	1,101,715
Financing fees paid	(35,791)
Net cash used in financing activities	$(15,366,700)

Net change in cash & foreign currencies	$(19,868,259)
Cash & foreign currencies - beginning of year	32,124,904
Effects of foreign currency exchange rate changes on cash	(466)
Cash & foreign currencies - end of year	$12,256,179

Supplemental disclosure of cash flow information
Income tax paid (including excise tax)	$725,098
Interest paid	2,045,101

See Notes to Consolidated Financial Statements 7

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS Barings Corporate Investors

	For the six months ended 06/30/2026 (Unaudited)	For the year ended 12/31/2025
Increase / (decrease) in net assets:
Operations:
Investment income - net	$12,411,551	$27,329,542
Net realized gain / (loss) on investments and foreign currency after taxes	(2,420,293)	(1,862,981)
Net change in unrealized appreciation / (depreciation) of investments and foreign currency after taxes	11,313,031	2,592,728

Net increase in net assets resulting from operations	21,304,289	28,059,289

Increase from common shares issued on reinvestment of dividends
Common shares issued	1,101,715	2,450,915
(Number of shares issued: 2026 - 61,238; 2025 - 121,603)

Dividends to shareholders from:
Net investment income	(8,222,301)	(32,776,490)

Total increase / (decrease) in net assets	14,183,703	(2,266,286)

Net assets, beginning of period/year	341,296,818	343,563,104
(Number of shares outstanding: 12/31/25 - 20,525,807; 12/31/24 - 20,404,204)
Net assets, end of period/year	$355,480,521	$341,296,818
(Number of shares outstanding: 06/30/26 - 20,587,045; 12/31/25 - 20,525,807)

See Notes to Consolidated Financial Statements 8

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS Barings Corporate Investors

Selected data for each share of beneficial interest outstanding:

	For the six months ended 06/30/2026 (Unaudited)	For the years ended December 31,
		2025	2024	2023	2022	2021
Net asset value: Beginning of period / year	$16.63	$16.84	$16.77	$16.37	$16.68	$15.04
Net investment income (a)	0.61	1.33	1.71	1.61	1.03	0.93
Net realized and unrealized gain / (loss) on investments	0.43	0.04	0.04	0.21	(0.32)	1.67
Total from investment operations	1.04	1.37	1.75	1.82	0.71	2.60
Dividends from net investment income to common shareholders	(0.40)	(1.60)	(1.69)	(1.42)	(0.88)	(0.96)
Dividends from realized gain on investments to common shareholders	—	—	—	—	(0.14)	—
Increase from dividends reinvested	0.00 (b)	0.02	0.01	—	—	—
Total dividends	(0.40)	(1.58)	(1.68)	(1.42)	(1.02)	(0.96)
Net asset value: End of period / year	$17.27	$16.63	$16.84	$16.77	$16.37	$16.68
Per share market value: End of period / year	$17.56	$18.15	$20.38	$18.43	$13.96	$15.98
Total investment return
Net asset value (c)	6.24%	8.47%	10.73%	11.62%	4.34%	17.57%
Market value (c)	(0.91%)	(3.56%)	20.99%	43.84%	(5.66%)	29.13%
Net assets (in millions): End of period / year	$355.48	$341.30	$343.56	$339.83	$331.64	$338.04
Ratio of total expenses to average net assets (d)	2.86% (e)	2.71%	2.60%	2.57%	2.33%	2.78%
Ratio of operating expenses to average net assets	1.68% (e)	1.65%	1.65%	1.65%	1.58%	1.61%
Ratio of interest expense to average net assets	1.17% (e)	0.74%	0.51%	0.61%	0.51%	0.33%
Ratio of income tax expense to average net assets	0.01% (e)	0.32%	0.44%	0.31%	0.24%	0.84%
Ratio of net investment income to average net assets	7.16% (e)	7.86%	9.99%	9.56%	6.17%	5.84%
Portfolio turnover	14%	31%	31%	12%	12%	45%
(a)    Calculated using average shares.
(b)    Rounds to less than $0.01 per share.
(c)    Net asset value return represents portfolio returns based on change in the Trust’s net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust’s market value due to the difference distributions which differs from the total investment return based on the Trust’s market value due to the difference between the Trust’s net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.
(d)    Total expenses include income tax expense.
(e)    Annualized.

	For the six months ended 06/30/2026 (Unaudited)	For the years ended December 31,
Senior borrowings:		2025	2024	2023	2022	2021
Total principal amount (in millions)	$75	$75	$46	$43	$46	$38
Asset coverage per $1,000 of indebtedness *	$5,740	$5,568	$8,469	$8,996	$8,210	$9,896

 * The term "asset coverage" means the ratio that the value of the assets the Trust bears to the aggregate principal amount of the Trust's senior borrowings.

See Notes to Consolidated Financial Statements 9

Consolidated Schedule of Investments Barings Corporate Investors
June 30, 2026
(Unaudited)

Corporate Restricted Securities - 112.05%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 95.49%: (C)

ABC Legal Services
A leading national provider of Service of Process (“SOP”) solutions, enabling the formal delivery of legal documents required to initiate litigation.
7.91% Term Loan due 08/13/2032 (SOFR + 4.250%) (G)	$995,225	08/13/25	$623,180	$624,813

Accelevation
A vertically integrated designer, producer and installer of customized data center facility solutions and services, predominately in the U.S market. The Company’s revenue streams consist of design and installation of customized electrical, power solutions, air flow containment, and layout of critical infrastructure systems at data centers.
8.62% Senior Term Loan due 01/02/2031 (SOFR + 5.000%) (G)	$579,605	01/02/25	417,859	415,114

Accredited Labs
Offers calibration services for manufacturing and other types of equipment, in addition to product sales and rentals, repair services and other services.
8.39% Term Loan due 10/18/2030 (SOFR + 4.750%) (G)	$1,463,091	10/20/25	261,645	262,973

Accurus Aerospace
A supplier of highly engineered metallic parts, kits and assemblies, and processing services.
8.57% Term Loan due 04/05/2028 (SOFR + 4.750%) (G)	$1,445,899	04/05/22	1,396,836	1,400,321
Common Stock (B)	1,222 shs.	04/25/25	1,222	1,063
Limited Liability Company Unit (B)	17,505 uts.	12/01/22	17,505	15,229
			1,415,563	1,416,613
Advantage Software
A provider of enterprise resource planning (ERP) software built for advertising and marketing agencies.
Limited Liability Company Unit Class A (B) (F)	1,556 uts.	10/01/21	50,720	42,553
Limited Liability Company Unit Class A (B) (F)	401 uts.	10/01/21	13,103	10,975
Limited Liability Company Unit Class B (B) (F)	1,556 uts.	10/01/21	1,630	—
Limited Liability Company Unit Class B (B) (F)	401 uts.	10/01/21	420	—
			65,873	53,528
Aero Accessories
A fuel system, hydraulic, pneumatic and power generation system aftermarket services provider.
8.16% Incremental Term Loan due 11/01/2028 (SOFR + 4.500%)	$4,109,555	*	4,066,303	4,068,460
8.16% Senior Term Loan due 11/01/2028 (SOFR + 4.500%) (G)	$811,045	02/15/24	394,085	393,973
* 02/15/24, 11/01/24 and 11/08/24.			4,460,388	4,462,433

American Roller Company
A provider of aftermarket surface treatment services for rollers used in industrial manufacturing processes.
8.73% Term Loan due 11/25/2031 (SOFR + 5.000%) (G)	$1,916,316	05/01/26	1,394,130	1,394,828
8.73% Senior Term Loan due 11/25/2031 (SOFR + 5.000%) (G)	$1,550,740	11/25/25	1,064,303	1,059,875
Common Stock (B)	32,944 shs.	*	32,944	33,274
* 01/25/25 and 05/01/26.			2,491,377	2,487,977

See Notes to Consolidated Financial Statements 10

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2026
(Unaudited)

Corporate Restricted Securities - 112.05%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 95.49%: (C)

Americo Chemical Products
A provider of customized specialty chemical solutions and services for pretreatment of metal surfaces and related applications.
8.89% Incremental Term Loan due 04/30/2029 (SOFR + 5.250%)	$1,253,481	11/17/25	$1,240,623	$1,241,072
8.89% Term Loan due 04/30/2029 (SOFR + 5.250%) (G)	$1,030,104	04/28/23	768,422	770,347
8.89% Senior Term Loan due 04/30/2029 (SOFR + 5.250%)	$523,061	12/10/24	518,001	517,883
Limited Liability Company Unit (B) (F)	46,734 uts.	04/28/23	46,734	54,679
			2,573,780	2,583,981
Application Bootcamp LLC
Offers comprehensive educational counseling services, including personalized college admissions counseling, essay guidance, and standardized test tutoring. The Company primarily targets high school students, but also serves college students / graduates and middle school students.
8.45% Term Loan due 04/21/2031 (SOFR + 4.750%) (G)	$2,457,447	04/21/25	1,686,235	1,716,191
14.00% Senior Subordinated Note due 04/11/2030	$115,839	04/21/25	115,839	117,229
Common Stock (B) (F)	330,969 shs.	04/21/25	330,969	423,641
			2,133,043	2,257,061
Applied Aerospace Structures Corp.
A leading provider of specialized large-scale composite and metal-bonded structures for platforms in the aircraft, space, and land/sea end markets.
8.48% Term Loan due 11/29/2030 (SOFR + 4.750%) (G)	$2,319,438	12/01/22	1,803,343	1,808,118
8.47% Incremental Term Loan due 11/29/2030 (SOFR + 4.750%)	$288,964	03/02/26	286,210	288,964
Limited Liability Company Common Unit (B)	18 uts.	12/01/22	18,000	166,926
			2,107,553	2,264,008
Argus Logistics
An asset-light provider of managed transportation services, acting as a fully outsourced supply chain management provider to mid-sized shippers on a longer-term, contracted basis.
8.43% Term Loan due 12/19/2031 (SOFR + 4.750%) (G)	$2,446,038	12/01/25	1,111,912	1,134,207

ASC Communications, LLC (Becker's Healthcare)
An operator of trade shows and controlled circulation publications targeting the healthcare market.
8.14% Senior Term Loan due 07/17/2028 (SOFR + 4.500%)	$2,580,456	08/29/25	2,566,727	2,566,522
8.14% Term Loan due 07/17/2028 (SOFR + 4.500%) (G)	$442,295	07/15/22	394,994	394,578
Limited Liability Company Unit (B) (F)	1,070 uts.	07/15/22	22,442	40,397
			2,984,163	3,001,497
Aurora Parts & Accessories LLC (d.b.a Hoosier)
A distributor of aftermarket over-the-road semi-trailer parts and accessories sold to customers across North America.
Preferred Stock (B)	425 shs.	08/17/15	424,875	424,875
Common Stock (B)	425 shs.	08/17/15	425	156,553
			425,300	581,428
Automated Financial Systems
A provider of loan management software for large and mid-sized banks, as well as other financial customers across the United States.
8.73% Term Loan due 10/24/2031 (SOFR + 5.000%) (G)	$2,837,877	10/24/25	814,662	818,561

See Notes to Consolidated Financial Statements 11

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2026
(Unaudited)

Corporate Restricted Securities - 112.05%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 95.49%: (C)

BBB Industries LLC
A supplier of remanufactured and new parts to the North American automotive aftermarket.
12.76% Second Lien Term Loan due 07/25/2030 (SOFR + 9.000%)	$909,091	07/25/22	$890,601	$831,818
Limited Liability Company Unit (B)	91 uts.	07/25/22	91,000	81,769
			981,601	913,587
Becklar
A provider of event monitoring and emergency response solutions for critical use cases including commercial and residential fire and security, video surveillance, remote guarding, personal health & safety, and workforce safety.
8.36% Senior Term Loan due 12/06/2030 (SOFR + 4.750%) (G)	$2,063,263	12/06/24	1,827,171	1,831,253
8.42% Term Loan due 12/06/2030 (SOFR + 4.750%)	$325,526	03/20/26	322,465	322,563
			2,149,636	2,153,816
Best Lawyers (Azalea Investment Holdings, LLC)
A global digital media company that provides ranking and marketing services to the legal community.
9.00% Term Loan due 11/30/2027 (SOFR + 5.250%) (G)	$2,423,963	11/30/21	2,188,177	2,199,604
12.00% HoldCo PIK Note due 05/30/2028	$1,010,469	11/30/21	1,007,028	1,010,469
Limited Liability Company Unit (B)	89,744 uts.	11/30/21	89,744	158,846
			3,284,949	3,368,919
Bishop Street Underwriter
A Managing General Agent insurance buy and build platform with specialty insurance lines including surety, rep and warranty, tax, professional indemnity, specialty auto, sports, and aviation, among others.
8.64% Term Loan due 07/31/2031 (SOFR + 5.000%) (G)	$2,160,029	07/31/25	1,243,426	1,243,305
Common Stock (B) (F)	49,603 shs.	07/31/25	75,396	71,428
			1,318,822	1,314,733
Bitly
A provider of URL shortening and link management solutions for both enterprise and self-serve customers.
8.18% Senior Term Loan due 11/14/2031 (SOFR + 4.500%) (G)	$3,491,580	11/14/25	3,328,238	3,331,921

BKF Engineers
A provider of civil engineering, land surveying, and land planning services for government agencies, institutions, devlopers, design professionals, contractors, school district and corporations throughout the west coast.
8.14% Term Loan due 08/23/2030 (SOFR + 4.500%) (G)	$2,714,813	*	1,546,019	1,549,366
Limited Liability Company Unit (B)	115,884 uts.	08/23/24	115,884	139,061
* 08/23/24 and 03/31/26			1,661,903	1,688,427

Bridger Aerospace
A provider of comprehensive solutions to combat wildfires in the United States including fire suppression, air attack and unmanned aircraft systems.
Series C Convertible Preferred Equity (7.00% PIK)	365 shs.	07/18/22	465,220	424,079

See Notes to Consolidated Financial Statements 12

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2026
(Unaudited)

Corporate Restricted Securities - 112.05%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 95.49%: (C)

BrightSign
A provider of digital signage hardware and software solutions, serving a variety of end markets, including retail, restaurants, government, sports, and entertainment.
8.99% Term Loan due 10/13/2028 (SOFR + 5.250%) (G)	$3,259,639	*	$2,972,098	$2,931,504
8.89% Term Loan due 10/13/2028 (SOFR + 5.250%)	$591,697	05/08/26	583,361	582,822
Limited Liability Company Unit (B) (F)	232,701 uts.	10/14/21	232,701	311,819
* 10/14/21, 04/03/25 and 04/08/26			3,788,160	3,826,145

Brown Machine LLC
A designer and manufacturer of thermoforming equipment used in the production of plastic packaging containers within the food and beverage industry.
10.13% Term Loan due 10/04/2026 (SOFR + 6.250%)	$1,562,456	10/03/18	1,562,236	1,417,148

Buske Logistics Inc
A provider of value-added warehousing and logistics services specializing in storage, handling, packaging, inspection, kitting, and component sequencing.
8.66% Term Loan due 10/31/2031 (SOFR + 5.000%) (G)	$1,018,713	10/31/25	689,827	690,938

Cadence, Inc.
A full-service contract manufacturer (“CMO”) and supplier of advanced products, technologies, and services to medical device, life science, and industrial companies.
8.31% First Lien Term Loan due 05/21/2028 (SOFR + 4.500%)	$2,581,166	05/21/18	2,577,141	2,581,166
8.91% Incremental Term Loan due 05/21/2028 (SOFR + 5.250%)	$900,285	09/28/23	895,023	900,285
			3,472,164	3,481,451
CAi Software
A vendor of mission-critical, production-oriented software to niche manufacturing and distribution sectors.
8.40% Term Loan due 08/09/2032 (SOFR + 4.750%) (G)	$2,000,000	08/07/25	1,439,717	1,433,154

Caldwell & Gregory LLC
A commercial laundry leasing company for multi-unit housing and universities.
8.48% Term Loan due 09/30/2030 (SOFR + 4.750%) (G)	$3,457,607	09/30/24	3,044,637	3,081,357

California Custom Fruits & Flavors
Develops and manufactures value-added, custom-formulated processed fruit and flavor bases for various customers across the Private Label, Branded, Direct Grocery, and Food-Service channels.
8.64% Term Loan due 02/26/2030 (SOFR + 5.000%) (G)	$903,053	02/26/24	645,479	652,507
Limited Liability Company Unit (B)	25 uts.	02/26/24	25,000	28,626
			670,479	681,133

See Notes to Consolidated Financial Statements 13

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2026
(Unaudited)

Corporate Restricted Securities - 112.05%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 95.49%: (C)

Cascade Services
A residential services platform that provides HVAC repair and replacement work for single-family homes in southern geographies.
9.67% Term Loan due 10/04/2029 (SOFR + 6.000%) (G)	$1,961,535	10/04/23	$1,881,974	$1,753,632
9.68% Term Loan due 10/04/2029 (SOFR + 6.000%)	$1,141,750	07/01/25	1,128,642	1,051,552
			3,010,616	2,805,184
Cash Flow Management
A software provider that integrates core banking systems with branch technology and creates modern retail banking experiences for financial institutions.
7.91% Term Loan due 12/28/2029 (SOFR + 4.250%) (G)	$2,541,190	12/28/21	2,361,456	2,353,483
Limited Liability Company Unit (B) (F)	24,016 uts.	07/22/22	25,331	25,457
			2,386,787	2,378,940
CEC Entertainment Inc
Develops, operates and franchises family dining and entertainment centers.
9.73% Term Loan due 09/26/2030 (SOFR + 6.000%)	$686,957	9/26/2025	678,221	678,232

Cloudbreak
A language translation and interpretation services provider to approximately 970 hospitals and outpatient clinics across the U.S.
8.73% Incremental Term Loan due 03/15/2030 (SOFR + 5.000%)	$2,422,173	08/19/24	2,404,503	2,262,310
8.73% Term Loan due 03/15/2030 (SOFR + 5.000%) (G)	$2,326,614	03/15/24	1,990,755	1,869,734
Limited Liability Company Unit Class A (B) (F)	98 uts.	03/15/24	97,500	99,463
Limited Liability Company Unit Class B (B) (F) (I)	98 uts.	03/15/24	—	43,274
			4,492,758	4,274,781
CloudOne Digital Corp
A scaled multi-cloud platform for web developers, SMBs, and enterprises.
8.41% Term Loan due 08/05/2031 (SOFR + 4.750%) (G)	$1,991,805	06/02/25	1,609,682	1,613,501

CloudWave
A provider of managed cloud hosting and IT services for hospitals.
8.23% Term Loan due 07/29/2027 (SOFR + 4.500%)	$3,209,274	01/29/21	3,199,310	3,209,274
Limited Liability Company Unit (B) (F)	112,903 uts.	01/29/21	112,903	340,968
			3,312,213	3,550,242
Coduet Royalty Holdings, LLC
A special purpose vehicle whose primary assets are comprised of royalty rights on two pharmaceuticals developed by Coherus Biosciences.
SPV Common Equity (F)	580,688 uts.	05/07/24	183,846	220,662

See Notes to Consolidated Financial Statements 14

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2026
(Unaudited)

Corporate Restricted Securities - 112.05%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 95.49%: (C)

Cogency Global
A provider of statutory representation and compliance services for corporate and professional services clients.
8.18% Term Loan due 02/14/2028 (SOFR + 4.500%) (G)	$2,167,320	02/14/22	$1,990,969	$1,992,262
8.17% Incremental Term Loan due 02/14/2028 (SOFR + 4.500%)	$1,338,249	09/13/23	1,325,977	1,332,227
8.16% Incremental Term Loan due 02/14/2028 (SOFR + 4.500%)	$206,409	12/30/22	204,450	205,481
8.14% Term Loan due 02/14/2028 (SOFR + 4.500%)	$51,264	01/02/25	51,039	51,033
Preferred Stock (B)	66 shs.	02/14/22	72,216	164,672
			3,644,651	3,745,675
Cognito Forms
An online workflow automation and form builder platform allowing users to create, manage, and automate their data collection processes, offering features like drag-and-drop form fields, templates, AI form generation, and integrations into various applications.
9.93% Term Loan due 05/02/2031 (SOFR + 6.250%) (G)	$3,237,260	05/02/25	2,999,838	3,045,480
Common Stock (B)	2,397 shs.	05/02/25	239,700	251,301
			3,239,538	3,296,781
Coherus Biosciences
A commercial-stage biopharmaceutical company focused on the research, development, and commercialization of innovative cancer treatments and the commercialization of its portfolio of approved biosimilars.
11.73% Term Loan due 05/08/2029 (SOFR + 8.000%)	$598,648	05/08/24	588,406	588,411

Coker
A provider of consulting advisory services to healthcare organizations with the goal of enabling client transformation.
8.48% Senior Term Loan due 03/20/2030 (SOFR + 4.750%) (G)	$2,630,073	03/20/25	2,266,071	2,269,093

Command Alkon
A vertical-market software and technology provider to the heavy building materials industry delivering purpose-built, mission critical products that serve as the core operating & production systems for ready-mix concrete producers, asphalt producers, and aggregate suppliers.
Limited Liability Company Unit B (B) (I)	13,449 uts.	04/23/20	—	65,633

Compass Precision
A manufacturer of custom metal precision components.
11.00% (1.00% PIK) Senior Subordinated Note due 04/19/2028	$2,737,380	04/15/22	2,733,861	2,737,380
Limited Liability Company Unit (B) (F)	322,599 uts.	04/19/22	875,000	2,751,771
			3,608,861	5,489,151
Comply365
A provider of proprietary enterprise SaaS and mobile solutions for content management and document distribution in highly regulated industries, including Aviation and Rail.
9.01% Term Loan due 12/21/2029 (SOFR + 5.250%) (G)	$1,399,248	04/19/22	1,308,324	1,314,282

See Notes to Consolidated Financial Statements 15

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2026
(Unaudited)

Corporate Restricted Securities - 112.05%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 95.49%: (C)

Concept Machine Tool Sales, LLC
A full-service distributor of high-end machine tools and metrology equipment, exclusively representing a variety of global manufacturers in the Upper Midwest.
9.07% (0.25% PIK) Term Loan due 02/01/2027 (SOFR + 5.250%)	$1,189,829	01/30/20	$1,189,821	$1,045,859
9.08% (0.25% PIK) Incremental Term Loan due 02/01/2027 (SOFR + 5.250%)	$158,222	09/14/23	157,681	139,078
Limited Liability Company Unit (B) (F)	3,497 uts.	*	140,032	—
* 01/30/20, 03/05/21 and 09/14/23.			1,487,534	1,184,937

CTS Engines
A provider of maintenance, repair and overhaul services within the aerospace & defense market.
8.83% Term Loan due 12/26/2028 (SOFR + 5.000%) (G)	$4,685,177	*	4,194,205	4,178,190
*12/23/20 ,12/07/23 and 03/02/26

Dane Street LLC
A national provider of independent medical examinations and peer review services across workers compensation, disability, auto, and group health for third-party administrators, insurance carriers, employer health plans, and law firms.
8.24% Term Loan due 03/28/2033 (SOFR + 4.500%) (G)	$1,422,109	2/2/26	830,863	831,598

DataServ
A managed IT services provider serving Ohio’s state, local, and education (“SLED”) market (79% of FY21 Revenue), as well as small and medium-sized businesses (“SMB”, 8%) and enterprise clients (13%).
Preferred Stock (B)	35,092 shs.	*	38,476	47,374
*11/02/22 & 06/10/25

Decks Direct
An eCommerce direct-to-consumer seller of specialty residential decking products in the United States.
Preferred Stock (B)	23 shs.	03/18/25	26,907	—
Common Stock (B)	4,483 shs.	12/29/21	190,909	—
Limited Liability Company Unit Class A (B)	1,019 uts.	04/29/24	47,094	—
			264,910	—
DistroKid (IVP XII DKCo-Invest,LP)
A subscription-based music distribution platform that allows artists to easily distribute, promote, and monetize their music across digital service providers, such as Spotify and Apple Music.
7.92% Senior Term Loan due 10/01/2029 (SOFR + 4.250%)	$4,136,125	10/01/21	4,136,125	4,136,124
LP Unit (B) (F)	148,791 uts.	09/29/21	148,936	200,868
			4,285,061	4,336,992
Diversified Packaging
A provider of pre-press products and services to the packaging industry, serving customers in the upper Midwest U.S. The Company operates under two divisions: plate manufacturing and material distribution.
11.00% (1.50% PIK) Second Lien Term Loan due 06/27/2029	$2,096,693	*	2,069,644	2,061,679
Limited Liability Company Unit (B) (F)	5,538 uts.	06/27/24	553,800	1,100,068
* 06/27/24 ,01/01/25 and 12/01/25.			2,623,444	3,161,747

See Notes to Consolidated Financial Statements 16

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2026
(Unaudited)

Corporate Restricted Securities - 112.05%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 95.49%: (C)

Door & Window Guard Systems
A provider of modular, high-grade steel guards (or “panels”) used to cover door and window openings on vacant residential, commercial, and government buildings.
7.98% Term Loan due 03/28/2031 (SOFR + 4.250%) (G)	$1,066,270	03/28/25	$834,238	$839,460
Common Stock (B)	42 shs.	03/28/25	41,640	55,536
			875,878	894,996
Dwyer Instruments, Inc.
A designer and manufacturer of precision measurement and control products for use with solids, liquids and gases.
8.48% Term Loan due 07/20/2029 (SOFR + 4.750%)	$3,363,354	07/21/21	3,336,264	3,363,354

Echo Logistics
A provider of tech-enabled freight brokerage across various modes including Truckload, Less-than-Truckload, Parcel, and Intermodal, as well as managed (contracted) transportation services.
Limited Liability Company Unit (B)	93 uts.	11/22/21	92,920	168,974

EFC International
A St. Louis-based global distributor (40% of revenue ex-US) of branded, highly engineered fasteners and specialty components.
13.50% (2.50% PIK) Term Loan due 02/28/2030	$2,092,265	03/01/23	2,067,680	2,069,250
Limited Liability Company Unit (B) (F)	410 uts.	03/01/23	576,923	528,951
			2,644,603	2,598,201
EFI Productivity Software
A provider of ERP software solutions purpose-built for the print and packaging industry.
8.72% Incremental Term Loan due 05/23/2030 (SOFR + 5.050%)	$1,431,600	05/23/24	1,415,569	1,410,126
8.72% Term Loan due 05/23/2030 (SOFR + 5.050%) (G)	$391,361	12/30/21	244,596	241,776
			1,660,165	1,651,902
Electric Equipment and Engineering
Engineers and manufactures alternating current and direct current electrical power distribution products.
10.50% (3.00% PIK) Senior Term Loan due 12/02/2030	$1,771,945	12/02/24	1,746,621	1,741,644
Common Stock (B)	1,031,250 shs.	12/02/24	1,031,250	1,959,375
			2,777,871	3,701,019
Elite Sportswear Holding, LLC
A designer and manufacturer of gymnastics, competitive cheerleading and swimwear apparel in the U.S. and internationally.
Limited Liability Company Unit (B) (F)	2,471,843 uts.	10/14/16	324,074	—

ENTACT Environmental Services, Inc.
A provider of environmental remediation and geotechnical services for blue-chip companies with regulatory-driven liability enforcement needs.
9.23% Term Loan due 01/31/2027 (SOFR + 5.500%)	$1,634,928	12/15/20	1,633,327	1,634,928
9.23% Incremental Term Loan due 01/31/2027 (SOFR + 5.500%)	$283,128	9/1/2023	282,660	283,128
			1,915,987	1,918,056

See Notes to Consolidated Financial Statements 17

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2026
(Unaudited)

Corporate Restricted Securities - 112.05%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 95.49%: (C)

Ethos Risk Services
A provider of tech-enabled claims investigation and medical management services across a variety of insurance markets for insurance carriers, self-insured employers and third-party administrators.
8.39% Term Loan due 01/30/2031 (SOFR + 4.750%) (G)	$612,889	01/02/26	$492,530	$493,051
Common Stock (B) (F)	11,760 shs.	01/02/26	11,760	10,702
			504,290	503,753
Expert Institute Group
A healthcare-focused outsourced B2B legal services provider that connects plaintiff attorney law firms with high-quality expert witnesses, offers medical record review from in-house medical professionals, provides background checks on allied and opposing witnesses, and utilizes AI-enabled diligence solutions to enable more efficient case outcomes.
7.99% Senior Term Loan due 03/04/2032 (SOFR + 4.250%) (G)	$807,118	03/04/25	309,094	315,635

Five Star Holding, LLC
A fully integrated platform of specialty packaging brands that manufactures flexible packaging solutions.
10.92% Second Lien Term Loan due 05/05/2030 (SOFR + 7.250%)	$952,381	04/27/22	943,249	952,381
Limited Liability Company Common Unit (B) (F)	67 uts.	05/24/22	67,263	50,075
			1,010,512	1,002,456
Follett School Solutions
A provider of software for K-12 school libraries.
8.14% Term Loan due 08/29/2031 (SOFR + 4.500%) (G)	$3,860,622	04/21/25	3,801,446	3,801,445
LP Interest (B) (F)	1,787 uts.	08/30/21	17,865	21,992
LP Units (B) (F)	406 uts.	08/30/21	4,063	5,002
			3,823,374	3,828,439
Forge
A provider of financial services to personal injury law firms and their clients (i.e., the plaintiffs).
8.23% Term Loan due 01/31/2033 (SOFR + 4.500%) (G)	$1,921,494	01/30/26	689,846	691,394

FragilePAK
A provider of third-party logistics services focused on the full delivery life-cycle for big and bulky products.
9.63% Term Loan due 05/26/2028 (SOFR + 5.750%)	$2,078,125	05/28/21	2,066,062	2,078,125
Limited Liability Company Unit (B) (F)	219 uts.	05/21/21	218,750	157,693
			2,284,812	2,235,818
Franklin Energy
An industry-leading provider of demand-side management (“DSM”) services to utilities and municipalities across the United States.
8.91% Senior Term Loan due 08/01/2031 (SOFR + 5.250%) (G)	$1,588,996	08/01/25	1,443,677	1,403,496

GCDL Holdings LLC
A full service dental lab offering removable, crown and bridge, implants, orthodontics and sleep appliances in-house.
9.73% Term Loan due 08/21/2030 (SOFR + 6.000%) (G)	$2,520,946	07/01/24	2,116,792	2,142,567
Class A-1 Units (B) (F)	851,351 uts.	08/21/24	851,351	1,072,703
			2,968,143	3,215,270

See Notes to Consolidated Financial Statements 18

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2026
(Unaudited)

Corporate Restricted Securities - 112.05%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 95.49%: (C)

GME Supply
A tech-enabled specialty distributor of fall protection, rigging materials, workwear, and industrial gear and tools to technicians and contractors working in the telecom, utility, aerial construction, renewable energy and other industrial markets.
8.98% Term Loan due 09/09/2031 (SOFR + 5.250%) (G)	$2,781,869	09/09/25	$2,371,971	$2,376,748

Goodyear Chemical
A producer of synthetic rubber primarily for the tire, consumer, packaging, and industrial products industries.
9.41% Term Loan due 10/31/2031 (SOFR + 5.750%)	$1,959,325	10/31/25	1,924,485	1,924,449

Guardian Fire Services
A provider of fire safety services including testing & inspection/monitoring, service & repair, replacement & upgrade, and installation of fire protection equipment such as sprinkler systems, alarms, and suppression systems.
7.98% Senior Term Loan due 12/01/2032 (SOFR + 4.250%) (G)	$1,538,990	12/01/25	719,748	721,396
Common Stock (B) (F)	100,487 shs.	12/01/25	100,487	124,604
			820,235	846,000
Handi Quilter Holding Company (Premier Needle Arts)
A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
Limited Liability Company Unit Preferred (B)	754 uts.	*	754,061	174,057
Limited Liability Company Unit Common Class A (B) (I)	7,541 uts.	*	—	—
* 12/19/14 and 04/29/16.			754,061	174,057

HaystackID
A provider of eDiscovery, advisory, and review services that help 500+ corporations (58% of revenue) and law firms (42%) manage complex, data intensive investigations and litigation.
8.42% Term Loan due 01/31/2028 (SOFR + 4.750%) (G)	$2,093,274	01/31/25	1,593,346	1,593,309

Heartland Veterinary Partners
A veterinary support organization that provides a comprehensive set of general veterinary services as well as ancillary services such as boarding and grooming.
11.00% Opco PIK Note due 12/10/2028	$5,776,513	11/17/21	5,746,880	5,510,792

Heavy Construction Systems Specialists Inc.
A provider of construction management software focused on the heavy civil contractor market.
8.45% Term Loan due 11/16/2028 (SOFR + 4.750%)	$1,043,125	04/08/26	1,043,125	1,043,125

HemaSource, Inc.
A technology-enabled distributor of consumable medical products to plasma collection centers.
8.14% Senior Term Loan due 08/31/2029 (SOFR + 4.500%) (G)	$3,346,799	08/31/23	2,424,779	2,461,498
Limited Liability Company Unit (B)	23,529 uts.	08/31/23	23,529	36,235
			2,448,308	2,497,733

See Notes to Consolidated Financial Statements 19

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2026
(Unaudited)

Corporate Restricted Securities - 112.05%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 95.49%: (C)

Home Care Assistance, LLC
A provider of private pay non-medical home care assistance services.
8.63% Term Loan due 09/30/2027 (SOFR + 5.000%)	$1,757,803	03/30/21	$1,723,506	$1,464,250

HTI Technology & Industries Inc.
A designer and manufacturer of powered motion solutions to industrial customers.
12.41% Term Loan due 06/30/2027 (SOFR + 8.500%) (G)	$1,395,434	07/27/22	1,108,619	1,095,116
12.43% Incremental Term Loan due 06/30/2027 (SOFR + 8.500%)	$489,965	02/15/23	489,524	485,066
12.41% Incremental Term Loan due 06/30/2027 (SOFR + 8.500%)	$124,959	04/01/26	123,881	123,709
			1,722,024	1,703,891
Ice House America
A manufacturer and operator of automated ice and water vending units with an installed base of 4,200+ units in service (including Company-owned fleet of 165 units) primarily located in the Southeastern United States.
9.67% Term Loan due 01/12/2030 (SOFR + 6.000%) (G)	$2,337,230	02/12/24	1,954,373	1,909,514
Limited Liability Company Unit (B) (F)	1,157 uts.	01/12/24	115,677	77,920
			2,070,050	1,987,434
Illumifin
A leading provider of third-party administrator (“TPA”) services and software for life and annuity insurance providers.
9.93% Incremental Term Loan due 09/08/2027 (SOFR + 6.000%)	$870,648	04/05/22	866,885	824,503

IMS Legal Strategies
A leading provider of expert witness and litigation support services to law firms and corporate customers.
8.37% Term Loan due 04/01/2033 (SOFR + 4.750%) (G)	$2,446,112	04/01/26	1,713,596	1,712,725
Common Stock (B)	66 shs.	03/11/26	66,000	66,136
			1,779,596	1,778,861
Innovia Medical
A manufacturer of single-use surgical products (e.g., blades & knives, vent and fluid tubes, wipes, etc.) for ear, nose, & throat (ENT), ophthalmic (i.e., eye procedures), and other general surgical applications, as well as sterile processing systems used to store and transport surgical instruments.
8.48% Term Loan due 06/30/2031 (SOFR + 4.750%) (G)	$986,208	06/30/25	924,843	926,926
Limited Liability Company Unit (B) (F)	79 uts.	06/30/25	10,618	8,804
			935,461	935,730
Kanawha Scales and Systems
A full-service provider of weighing and automated industrial control solutions, including service & calibration, MRO equipment, integrated engineered solutions, and data collection systems.
7.91% Term Loan due 11/12/2032 (SOFR + 4.250%) (G)	$1,995,763	11/12/25	955,235	957,623

See Notes to Consolidated Financial Statements 20

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2026
(Unaudited)

Corporate Restricted Securities - 112.05%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 95.49%: (C)

LaunchPad Home Group
A provider of home inspection and ancillary residential services intended to simplify home ownership at every stage of the journey.
10.14% Term Loan due 09/30/2031 (SOFR + 6.500%) (G)	$3,213,161	09/02/25	$2,062,554	$2,070,583
Preferred Stock (B)	277 shs.	09/02/25	277,200	297,741
Common Stock (B)	280,000 shs.	09/02/25	2,800	50,400
			2,342,554	2,418,724
LeadsOnline
A nationwide provider of data, technology and intelligence tools used by law enforcement agencies, investigators, and businesses.
8.23% Term Loan due 02/07/2030 (SOFR + 4.500%) (G)	$3,363,341	02/07/22	2,888,011	2,892,338
Limited Liability Company Unit (B) (F)	14,305 uts.	02/07/22	14,816	31,041
			2,902,827	2,923,379
Learfield Communications
A leader in the college sports marketing industry connecting brands with sports fans through multimedia rights for numerous universities, conferences, and arena properties.
8.73% Term Loan due 06/24/2033 (SOFR + 5.000%) (G)	$2,000,000	06/01/26	1,511,732	1,511,677

Lockmasters Incorporated
A leading distributor of 3rd party locks and related hardware (e.g., safes, high-security cabinets, and locksmith tools) serving various commercial & industrial end markets including financial services, education, automotive, data centers, and others.
8.73% Senior Term Loan due 09/01/2027 (SOFR + 5.000%) (G)	$1,449,174	01/31/24	1,096,120	1,098,959

LYNX Franchising
A global franchisor of B2B services including commercial janitorial services, shared office space solutions, and textile and electronics restoration services.
9.63% Term Loan due 12/23/2026 (SOFR + 5.750%)	$4,752,919	*	4,745,063	4,716,796
* 12/22/2020 and 09/09/2021

Magnolia Wash Holdings (Express Wash Acquisition Company, LLC)
An express car wash consolidator primarily in the Southeastern US.
9.92% Term Loan due 04/10/2031 (SOFR + 6.250%) (G)	$859,718	04/10/25	804,646	756,464

Main Line Commercial Pools
A provider of pool installations, renovations, and water management services to municipal, university/school, and commercial customers across the northeastern United States.
8.93% Term Loan due 04/06/2033 (SOFR + 5.250%) (G)	$2,529,162	04/06/26	1,005,011	1,003,948

Media Recovery, Inc.
A global manufacturer and developer of shock, temperature, vibration, and other condition indicators and monitors for in-transit and storage applications.
8.23% Senior Term Loan due 09/30/2030 (SOFR + 4.500%) (G)	$2,538,715	09/30/24	1,923,981	1,950,942

See Notes to Consolidated Financial Statements 21

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2026
(Unaudited)

Corporate Restricted Securities - 112.05%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 95.49%: (C)

Merchant Industry
A merchant acquirer providing payment processing and other value-added services to SMB merchants.
8.48% Term Loan due 09/19/2031 (SOFR + 4.750%) (G)	$1,263,431	09/19/25	$858,211	$860,199
Common Stock (B) (F)	26,464 shs.	09/19/25	26,464	25,255
			884,675	885,454
Metallizing Service Company
A provider of customized protective coatings for high-speed, rotational engine equipment primarily within commercial and military aerospace applications.
8.45% Term Loan due 04/09/2032 (SOFR + 4.750%) (G)	$2,788,037	04/10/26	$1,583,157	$1,582,113
Common Stock (B)	42,990 shs.	04/10/26	42,990	42,990
			1,626,147	1,625,103
Midwest Products and Engineering, LLC
An outsourced designer, developer, and manufacturer of complex electromechanical medical systems (“EMS”), serving blue-chip andemerging OEMs.
8.48% Term Loan due 04/08/2032 (SOFR + 4.750%) (G)	$593,676	04/01/26	405,420	405,174

Milestone Chassis Company
A full-service transportation equipment leasing and management company, specializing in domestic and marine chassis.
9.14% Second Lien Term Loan due 01/14/2033 (SOFR + 5.500%)	$1,731,602	01/14/26	1,699,245	1,699,567

Mission Microwave
A leading provider of high-performance solid-state power amplifiers and block upconverters to support ground-based, maritime, airborne, and space-based satellite communication applications.
8.98% Senior Term Loan due 03/01/2030 (SOFR + 5.250%) (G)	$1,400,520	03/01/24	1,228,824	1,245,932
Limited Liability Company Unit (B)	614 uts.	03/01/24	61,400	60,454
			1,290,224	1,306,386
Mobile Pro Systems
A manufacturer of creative mobile surveillance systems for real-time monitoring in nearly any environment.
11.00% PIK Second Lien Term Loan due 06/23/2027	$1,216,926	06/24/22	1,213,894	1,216,926
Common Stock (B) (F)	8,235 shs.	06/27/22	823,529	1,443,399
			2,037,423	2,660,325
Momentum Group
A leading value-added distributor of design-focused textiles and wallcoverings to hospitality, workplace, healthcare, and other commercial end markets (no residential exposure).
9.23% Term Loan due 03/28/2029 (SOFR + 5.500%) (G)	$1,328,344	*	1,208,359	1,207,346
* 03/28/25 and 10/14/25

MSI Express
A contract manufacturer and packager of shelf-stable food and beverages for major consumer packaged goods.
8.73% Term Loan due 03/24/2031 (SOFR + 5.000%) (G)	$1,462,756	03/24/25	1,083,134	1,046,581

See Notes to Consolidated Financial Statements 22

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2026
(Unaudited)

Corporate Restricted Securities - 112.05%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 95.49%: (C)

Music Reports, Inc.
An administrator of comprehensive offering of rights and royalties solutions for music and cue sheet copyrights to music and entertainment customers.
9.82% Incremental Term Loan due 08/25/2026 (SOFR + 6.000%)	$1,630,439	11/05/21	$1,629,419	$1,604,352
9.82% Term Loan due 08/25/2026 (SOFR + 6.000%)	$1,141,668	08/25/20	1,140,953	1,123,401
			2,770,372	2,727,753
Nationwide Legal
A provider of end-to-end services that streamline litigation workflows.
8.14% Term Loan due 04/30/2033 (SOFR + 4.500%) (G)	$2,000,000	05/26/26	1,049,009	1,048,702

Navia Benefit Solutions, Inc.
A third-party administrator of employee-directed healthcare benefits.
8.23% Term Loan due 12/31/2032 (SOFR + 4.500%) (G)	$3,500,000	12/31/25	2,896,895	2,900,354

Net at Work
An SMB-focused IT service provider specializing in software sales, implementation, managed services and hosting services.
8.41% Term Loan due 09/13/2029 (SOFR + 4.750%) (G)	$3,386,813	09/13/23	2,618,096	2,657,490
Limited Liability Company Unit (B) (F)	66,152 uts.	09/13/23	66,152	93,274
			2,684,248	2,750,764
Netrix
US-based managed services provider focused on capabilities across security, cloud, and digital workplace.
9.14% Term Loan due 10/31/2031 (SOFR + 5.500%) (G)	$3,485,074	10/31/25	2,923,836	2,747,270

Newforma
A leader in Project Information Management software for the construction industry.
10.23% Term Loan due 04/02/2029 (SOFR + 6.500%) (G)	$1,816,990	03/31/23	1,734,325	1,615,759
Limited Liability Company Unit (B)	203,181 uts.	08/15/23	209,327	36,573
			1,943,652	1,652,332
Northstar Recycling
A managed service provider for waste and recycling services, primarily targeting food and beverage end markets.
8.13% Senior Term Loan due 12/23/2030 (SOFR + 4.400%) (G)	$3,254,392	*	2,793,749	2,823,477
* 12/02/24 and 09/02/25

Omega Holdings
A distributor of aftermarket automotive air conditioning products.
8.81% Senior Term Loan due 03/30/2029 (SOFR + 5.000%) (G)	$1,248,445	03/31/22	1,081,619	1,090,667

See Notes to Consolidated Financial Statements 23

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2026
(Unaudited)

Corporate Restricted Securities - 112.05%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 95.49%: (C)

Onsite Dealer Solutions
A regional provider of automotive reconditioning services including detailing, refinishing, paintless dent repair, and other “make-ready” services.
8.16% Term Loan due 11/04/2031 (SOFR + 4.500%) (G)	$3,360,348	11/04/25	$1,374,857	$1,379,348
Common Stock (B)	51 shs.	11/04/25	50,753	53,775
			1,425,610	1,433,123
ORS Nasco
A leading industrial maintenance, repair, and operations (“MRO”) product wholesale distributor.
8.48% Term Loan due 08/07/2031 (SOFR + 4.750%) (G)	$1,337,178	06/13/25	1,183,709	1,187,028

PANOS Brands LLC
A marketer and distributor of branded consumer foods in the specialty, natural, better-for-you, “free from” healthy and gluten-free categories.
Common Stock Class A (B)	772,121 shs.	*	772,121	718,073
* 01/29/16 and 02/17/17.

Parkview Dental Partners
A dental service organization focused in the southwest Florida market.
11.78% Term Loan due 10/20/2029 (SOFR + 8.300%)	$1,248,639	10/02/23	1,234,915	1,246,142
Limited Liability Company Unit (B) (F)	61,982 uts.	10/20/23	622,140	488,078
			1,857,055	1,734,220
Pearl Holding Group
A managing general agent that originates, underwrites, and administers non-standard auto insurance policies for carriers in Florida.
9.94% (4.00% PIK) First Lien Term Loan due 06/22/2028 (SOFR + 6.000%)	$4,061,542	12/22/21	4,020,776	3,655,388
Common Stock (B) (I)	18 shs.	04/21/26	—	—
			4,020,776	3,655,388
Pegasus Transtech Corporation
A provider of end-to-end document, driver and logistics management solutions, which enable its customers (carriers, brokers, and drivers) to operate more efficiently, reduce manual overhead, enhance compliance, and shorten cash conversion cycles.
9.64% Term Loan due 11/17/2026 (SOFR + 6.000%)	$3,391,138	*	3,387,067	3,347,054
* 11/17/17 and 10/01/20.

Polara (VSC Polara LLC)
A manufacturer of pedestrian traffic management and safety systems, including accessible pedestrian signals, “push to walk” buttons, and related “traffic” control units.
8.38% Term Loan due 12/03/2027 (SOFR + 4.500%) (G)	$1,787,199	12/03/21	1,272,584	1,281,276
Limited Liability Company Unit (B) (F)	2,963 uts.	12/03/21	296,343	775,171
			1,568,927	2,056,447

See Notes to Consolidated Financial Statements 24

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2026
(Unaudited)

Corporate Restricted Securities - 112.05%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 95.49%: (C)

Polytex Holdings LLC
A manufacturer of water based inks and related products serving primarily the wall covering market.
2.50% (2.500% PIK) Senior Subordinated Note due 12/31/2027 (D)	$4,943,488	07/31/14	$2,159,212	$1,572,029
Limited Liability Company Unit (B)	300,485 uts.	07/31/14	300,485	—
Limited Liability Company Unit Class F (B)	75,022 uts.	*	50,322	—
* 09/28/17 and 02/15/18.			2,510,019	1,572,029

Pro Vision
A leading mobile video technology solutions provider, including vehicle video recording systems, body-worn cameras, data management and cloud based storage solutions for commercial, transit, and public safety organizations.
7.89% Term Loan due 09/23/2030 (SOFR + 4.250%) (G)	$1,864,318	09/02/24	1,487,444	1,499,290
Limited Liability Company Unit (B)	451 uts.	09/23/24	45,156	63,237
			1,532,600	1,562,527
Proceed (fka Counsel Press)
A national provider of tech-enabled litigation support services.
8.23% Term Loan due 03/31/2032 (SOFR + 4.500%) (G)	$3,073,778	03/11/26	2,148,116	2,152,894

Process Insights Acquisition, Inc.
A designer and assembler of highly engineered, mission critical instruments and sensors that provide compositional analyses to measure contaminants and impurities within gases and liquids.
9.92% (4.600% PIK) Term Loan due 07/18/2029 (SOFR + 6.250%) (G)	$1,575,971	07/18/23	1,436,971	1,209,397
Common Stock (B)	7 shs.	05/28/26	3,977	3,976
Limited Liability Company Unit (B)	66 uts.	07/18/23	66,000	—
			1,506,948	1,213,373
ProcessBarron (Process Equipment, Inc. / PB Holdings, LLC)
Specializes in the design, manufacturing, installation, maintenance and repair of parts and equipment for blue chip industrial customers in the Southern US.
9.24% Term Loan due 03/06/2028 (SOFR + 5.250%)	$1,386,679	03/06/19	1,383,837	1,386,679

ProfitOptics
A software development and consulting company that delivers solutions via its proprietary software development platform, Catalyst.
8.75% Incremental Term Loan due 03/15/2028 (SOFR + 5.000%)	$1,320,923	09/02/25	1,313,031	1,313,393
8.74% Term Loan due 03/15/2028 (SOFR + 5.000%) (G)	$1,861,012	03/01/22	1,258,523	1,258,102
8.00% Senior Subordinated Note due 03/15/2029	$64,516	03/01/22	64,516	62,452
Limited Liability Company Unit (B)	193,548 uts.	03/15/22	129,032	358,065
			2,765,102	2,992,012

See Notes to Consolidated Financial Statements 25

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2026
(Unaudited)

Corporate Restricted Securities - 112.05%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 95.49%: (C)

Project Halo
A two-sided platform that provides a cloud-based compliance reporting software to fire departments, water municipalities, and state building departments, which is used by authorities having jurisdictions to ensure commercial properties within its jurisdiction maintain compliance with fire codes and annual / semi-annual inspection requirements for fire alarms, sprinklers, fire extinguishers, etc.
8.65% Senior Term Loan due 02/06/2032 (SOFR + 5.000%) (G)	$1,994,970	02/06/25	$1,562,415	$1,569,002

Randy's Worldwide
A designer and distributor of automotive aftermarket parts serving the repair/replacement, off-road and racing/performance segments.
8.64% First Lien Term Loan due 11/01/2029 (SOFR + 5.000%) (G)	$474,804	11/01/22	426,643	429,536
8.64% Term Loan due 11/01/2029 (SOFR + 5.000%) (G)	$1,114,887	12/18/25	212,920	213,389
Limited Liability Company Unit Class A (B)	133 uts.	12/01/22	13,300	16,319
			652,863	659,244
RapidAir
An asset‐light manufacturer of branded compressed air products, including fittings, accessories, aluminum piping, filtration, and other adjacent products/services.
8.44% Senior Term Loan due 10/15/2030 (SOFR + 4.750%) (G)	$1,126,999	10/15/24	605,974	610,733
Common Stock (B)	61 uts.	10/15/24	61,000	60,663
			666,974	671,396
Real Chemistry
A leading pure-play, tech-enabled analytical marketing agency in the U.S primarily serving the pharmaceutical and healthcare industry.
8.23% Term Loan due 04/12/2032 (SOFR + 4.500%) (G)	$1,000,000	04/11/25	753,166	746,758

Recovery Point Systems, Inc.
A provider of IT infrastructure, colocation and cloud based resiliency services.
9.58% Term Loan due 02/14/2028 (SOFR + 5.750%)	$2,660,264	08/12/20	2,653,901	2,660,264
Limited Liability Company Unit (B) (F)	44,803 uts.	03/05/21	44,803	26,882
			2,698,704	2,687,146
Renovation Brands (Renovation Parent Holdings, LLC)
A portfolio of seven proprietary brands that sell various home improvement products primarily through the e-Commerce channel.
8.76% Term Loan due 11/15/2027 (SOFR + 5.000%)	$1,859,223	11/15/21	1,848,586	1,859,223
Limited Liability Company Unit (B)	80,957 uts.	09/29/17	80,957	91,482
			1,929,543	1,950,705
Rightsline Software
Provides rights & royalties management software for rights acquirers and distributors across the media & entertainment (58% of revenue), consumer (15%), publishing (14%), and five other end markets (12%).
9.14% Term Loan due 06/10/2032 (SOFR + 5.500%) (G)	$4,700,000	06/10/26	2,706,519	2,705,956

See Notes to Consolidated Financial Statements 26

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2026
(Unaudited)

Corporate Restricted Securities - 112.05%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 95.49%: (C)

RKD Group
A provider of marketing and fundraising services to non-profit organizations (“NPOs”) in the U.S. RKD provides a full suite of services including strategic planning, content creation/design, campaign execution, as well as data analytics to improve donor segmentation and provide strategic insights to inform future campaigns.
8.89% Term Loan due 05/19/2031 (SOFR + 5.250%) (G)	$3,478,615	05/19/25	$2,798,951	$2,805,932

RoadOne IntermodaLogistics
A provider of intermodal logistics and solutions including drayage (moving containers at port/rail locations), dedicated trucking services, warehousing, storage, and transloading (unloading, storing, and repackaging freight), among other services.
10.41% Term Loan due 12/29/2028 (SOFR + 6.750%) (G)	$1,292,791	12/30/22	1,252,928	1,204,919

Rock Labor
A provider of live entertainment event labor in the United States.
9.16% Term Loan due 09/14/2029 (SOFR + 5.500%) (G)	$820,846	09/14/23	687,606	700,751
Limited Liability Company Unit (B) (F)	25,455 uts.	09/14/23	136,294	115,057
			823,900	815,808
ROI Solutions
Call center outsourcing and end user engagement services provider.
8.98% Term Loan due 10/03/2029 (SOFR + 5.250%) (G)	$2,922,783	10/03/24	2,098,571	1,889,243

RPX Corp
A provider of subscription services that help member companies mitigate the risk of patent disputes and reduce the cost of patent litigation.
9.14% Term Loan due 08/02/2030 (SOFR + 5.500%) (G)	$4,932,561	08/02/24	4,378,087	4,379,152

SafeEdge Solutions
Designs, installs, services, and monitors security and fire & life safety systems including access controls, fire alarms/doors, and video surveillance for commercial and institutional customers.
8.36% Term Loan due 05/07/2032 (SOFR + 4.750%) (G)	$2,598,515	05/08/26	1,867,400	1,866,760

Safety Products Holdings, Inc.
A manufacturer of highly engineered safety cutting tools.
8.17% Term Loan due 12/16/2028 (SOFR + 4.500%)	$4,479,026	*	4,466,465	4,479,025
Common Stock (B)	60 shs.	12/16/20	60,667	96,089
* 12/15/20 and 07/24/24.			4,527,132	4,575,114

Sandvine Corporation
A provider of active network intelligence solutions.
Class A Units (B) (I)	1,397 uts.	06/28/24	—	—
Class C Units (B) (I)	63,636 uts.	06/28/24	—	—
			—	—

See Notes to Consolidated Financial Statements 27

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2026
(Unaudited)

Corporate Restricted Securities - 112.05%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 95.49%: (C)

Sara Lee Frozen Foods
A provider of frozen bakery products, desserts and sweet baked goods.
8.81% First Lien Term Loan due 07/30/2027 (SOFR + 5.000%)	$3,568,239	07/30/18	$3,489,220	$3,450,487

SBP Holding LP
A specialty product distribution platform which provides mission-critical products, services, and technical expertise across industrial rubber and fluid power segments.
8.64% Term Loan due 03/27/2028 (SOFR + 5.000%) (G)	$3,949,015	03/27/23	2,388,924	2,416,750

Scaled Agile, Inc.
A provider of training and certifications for IT professionals focused on software development.
9.28% (3.75% PIK) Term Loan due 12/15/2028 (SOFR + 5.500%) (D)	$3,057,990	12/16/21	3,037,385	1,327,168

Screenvision Media
One of two leading cinema advertising networks in the US, offering advertising solutions to national and local brands across an exclusive in-cinema network.
8.67% First Lien Term Loan due 04/25/2030 (SOFR + 5.000%) (G)	$987,900	04/25/25	867,897	867,857
12.17% Second Lien Term Loan due 04/25/2030 (SOFR + 8.500%)	$885,484	04/25/25	858,459	858,388
			1,726,356	1,726,245
SEKO Worldwide, LLC
A third-party logistics provider of ground, ocean, air and home delivery forwarding services.
13.67% PIK Term Loan due 05/27/2030 (SOFR + 10.000%)	$1,216,870	11/27/24	1,213,408	876,635
14.17% (9.50% PIK) Term Loan due 11/27/2029 (SOFR + 10.500%) (G)	$116,851	11/10/25	107,812	107,812
Common Stock (B)	373 shs.	11/27/24	1,639,660	—
			2,960,880	984,447
Smartling, Inc.
A provider in SaaS-based translation management systems and related translation services.
8.14% Term Loan due 10/22/2032 (SOFR + 4.500%) (G)	$3,494,339	10/24/25	2,327,017	2,332,527

smartShift Technologies
A provider of technology-enabled services for the SAP ERP ecosystem.
8.69% Term Loan due 09/01/2029 (SOFR + 5.000%) (G)	$3,047,375	09/01/23	2,658,467	2,698,688
Series A Preferred Stock (B)	58 shs.	09/01/23	58,000	118,619
			2,716,467	2,817,307
Sonicwall
A provider of network security (i.e. firewall products) primarily focused on the SMB market.
9.23% Incremental Term Loan due 04/26/2030 (SOFR + 5.500%)	$1,914,906	06/13/25	1,890,226	734,041
9.23% Term Loan due 04/26/2030 (SOFR + 5.500%)	$347,908	06/30/26	329,976	344,429
			2,220,202	1,078,470

See Notes to Consolidated Financial Statements 28

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2026
(Unaudited)

Corporate Restricted Securities - 112.05%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 95.49%: (C)

SPATCO Energy Solutions, LLC
A provider of mission-critical services to maintain, test, inspect, certify, and install fueling station infrastructure.
8.67% Term Loan due 07/23/2030 (SOFR + 5.000%) (G)	$3,378,793	07/23/24	$2,742,156	$2,689,886
Limited Liability Company Unit (B) (F)	100,043 uts.	*	100,321	87,038
*07/23/24, 06/30/25 and 02/13/26			2,842,477	2,776,924

SRS Acquiom
A leading tech-enabled platform providing end-to-end transaction services to clients engaged in the M&A and private credit markets.
8.38% Term Loan due 01/14/2032 (SOFR + 4.750%) (G)	$1,421,516	01/14/26	1,152,824	1,153,866

Stackline
An e-commerce data company that tracks products sold through online retailers.
11.38% Senior PIK Note due 07/30/2028 (SOFR + 7.750%)	$5,714,449	07/01/21	5,694,167	5,714,448
Common Stock (B)	2,720 shs.	07/30/21	85,374	133,552
			5,779,541	5,848,000
Standard Elevator Systems
A scaled manufacturer of elevator components combining four elevator companies, Standard Elevator Systems, EMI Porta, Texacone, and ZZIPCO.
9.14% Term Loan due 12/02/2029 (SOFR + 5.500%) (G)	$1,296,706	04/04/24	1,127,376	1,127,375
Common Stock (B) (F)	1,457,085 shs.	04/04/24	727,426	713,972
Preferred Stock (B) (F)	562,435 shs.	04/04/24	562,435	573,684
			2,417,237	2,415,031
Stratus Unlimited
A nationwide provider of brand implementation services, including exterior and interior signage, refresh and remodel, and facility maintenance and repair.
9.26% Term Loan due 06/30/2027 (SOFR + 5.500%)	$1,811,309	06/30/21	1,804,911	1,695,385
9.01% Incremental Term Loan due 06/30/2027 (SOFR + 5.250%)	$851,331	06/10/24	847,862	793,441
Limited Liability Company Unit (B)	149 uts.	06/30/21	149,332	86,910
			2,802,105	2,575,736
SVI International, Inc.
A supplier of aftermarket repair parts and accessories for automotive lifts, automotive shop equipment, and other specialty equipment (hospital bed lifts, boat lifts, etc.).
Limited Liability Company Unit (B) (F)	623,762 uts.	03/04/24	623,762	1,066,633

Swoop
Swoop is a provider of marketing data and engagement technology to the biopharma industry.
8.23% Term Loan due 04/12/2032 (SOFR + 4.500%) (G)	$1,000,000	04/11/25	754,700	757,576

See Notes to Consolidated Financial Statements 29

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2026
(Unaudited)

Corporate Restricted Securities - 112.05%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 95.49%: (C)

Tank Holding
A manufacturer of proprietary rotational molded polyethylene and steel storage tanks and containers.
9.49% Term Loan due 03/31/2028 (SOFR + 5.750%) (G)	$1,914,636	03/31/22	$1,792,961	$1,766,957
9.74% Incremental Term Loan due 03/31/2028 (SOFR + 6.000%)	$441,666	05/22/23	436,892	418,257
			2,229,853	2,185,214
TAPCO Buyer LLC
A leading manufacturer, distributor, service provider and software provider of intelligent transportations safety systems in North America.
8.73% Term Loan due 11/15/2030 (SOFR + 5.000%) (G)	$4,624,033	11/15/24	3,065,243	3,068,208
Common Stock (B) (F)	47 shs.	*	50,501	60,847
* 11/15/24 and 08/20/25			3,115,744	3,129,055

Team Air (Swifty Holdings LLC)
A leading HVAC wholesale distributor headquartered in Nashville, Tennessee.
14.00% Senior Subordinated Note due 05/25/2028 (D)	$2,268,235	05/01/23	2,252,295	2,057,290
14.00% Senior Subordinated Note due 05/25/2028 (D)	$441,046	08/01/24	436,894	400,028
14.00% Senior Subordinated Note due 05/25/2028 (D)	$134,414	12/02/24	133,037	121,913
Limited Liability Company Unit (B) (F)	1,808,241 uts.	*	1,829,395	—
Common Stock (B) (F)	514,523 shs.	12/04/24	480,621	169,510
* 05/25/23 and 08/30/24.			5,132,242	2,748,741

Tencarva Machinery Company
A distributor of mission critical, engineered equipment, replacement parts and services in the industrial and municipal end-markets.
8.63% Senior Term Loan due 12/20/2027 (SOFR + 4.750%) (G)	$4,000,502	12/20/21	3,322,904	3,310,171
8.63% Term Loan due 12/20/2027 (SOFR + 4.750%) (G)	$932,021	01/02/25	568,202	568,143
			3,891,106	3,878,314
Terrybear
A designer and wholesaler of cremation urns and memorial products for people and pets.
10.00% (4.00% PIK) Term Loan due 04/29/2028 (D)	$2,098,145	04/01/22	2,080,736	1,164,471
Limited Liability Company Unit (B) (F)	170,513 uts.	04/29/22	1,671,026	—
			3,751,762	1,164,471
The Caprock Group (aka TA/TCG Holdings, LLC)
A wealth manager focused on ultra-high-net-worth individuals, who have $25-30 million of investable assets on average.
8.14% Senior Term Loan due 12/22/2028 (SOFR + 4.500%) (G)	$2,462,684	05/21/25	1,468,066	1,469,569
8.14% Term Loan due 12/22/2028 (SOFR + 4.500%) (G)	$1,071,253	12/22/21	673,160	672,604
			2,141,226	2,142,173
The Hilb Group, LLC
An insurance brokerage platform that offers insurance and benefits programs to middle-market companies throughout the Eastern seaboard.
8.39% Term Loan due 10/31/2031 (SOFR + 4.750%) (G)	$1,605,591	10/31/24	1,394,363	1,399,369

See Notes to Consolidated Financial Statements 30

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2026
(Unaudited)

Corporate Restricted Securities - 112.05%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 95.49%: (C)

The Octave Music Group, Inc. (fka TouchTunes)
A global provider of digital music and media and introduced the play-for-play digital jukebox in 1998.
Limited Liability Company Unit (B)	51,282 uts.	04/01/22	$51,282	$121,026

Thibaut
A leading designer and supplier of premium branded wallpaper, fabrics, rugs and other design items targeted towards luxury interior designers focused on residential homes.
8.64% Term Loan due 05/12/2033 (SOFR + 5.000%) (G)	$2,000,000	05/12/26	1,616,962	1,616,571

Tipco Technologies
A fluid solution supplier for industrial, hydraulic and high-purity applications.
8.98% Term Loan due 12/03/2029 (SOFR + 5.250%) (G)	$1,192,312	09/03/24	1,117,097	1,117,781
8.98% Incremental Term Loan due 12/03/2029 (SOFR + 5.250%) (G)	$229,875	09/02/25	112,576	112,666
			1,229,673	1,230,447
Trident Technologies
A leading provider of turnkey marine vessel systems and solutions for government and commercial new ship construction as well as repair, refurbishment, and retrofit markets worldwide.
9.33% (2.00% PIK) Term Loan due 02/26/2027 (SOFR + 5.500%)	$3,529,520	02/26/21	3,445,279	3,035,387

Turnberry Solutions, Inc.
A provider of technology consulting services.
9.81% Term Loan due 03/02/2028 (SOFR + 6.000%)	$3,228,493	07/30/21	3,218,852	3,173,609

UHY LLP
A top 30 US CPA firm providing tax, audit and consulting advisory services primarily to middle market customers.
8.42% Term Loan due 11/21/2031 (SOFR + 4.750%) (G)	$4,042,235	11/22/24	3,034,254	3,065,392

Unosquare
A provider of outsourced digital engineering and software development services for the banking, financial services, insurance, life sciences, and high-tech industries.
8.39% Term Loan due 06/02/2031 (SOFR + 4.750%) (G)	$1,235,868	06/02/25	720,413	672,588
Limited Liability Company Unit (B) (F)	31,314 uts.	06/02/25	31,314	17,223
			751,727	689,811
U.S. Legal Support, Inc.
A provider of court reporting, record retrieval and other legal supplemental services.
9.06% Term Loan due 06/01/2027 (SOFR + 5.250%)	$4,135,256	11/30/18	4,130,342	4,112,098
9.31% Term Loan due 06/01/2027 (SOFR + 5.500%)	$774,776	10/10/24	771,983	770,437
			4,902,325	4,882,535

See Notes to Consolidated Financial Statements 31

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2026
(Unaudited)

Corporate Restricted Securities - 112.05%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 95.49%: (C)

VB Spine
A producer of implants and various devices used in fusion and non-fusion spinal surguries.
8.73% Secured Term Loan due 04/01/2030 (SOFR + 5.000%)	$3,275,751	04/01/25	$3,181,744	$3,177,479
Common Stock (B) (I)	53,737 shs.	03/31/25	—	—
			3,181,744	3,177,479
Vesta Foodservice
A specialty foodservice distributor on the West Coast with a focus on fresh produce, dairy, grocery/other and value-added produce.
8.19% Term Loan due 04/01/2033 (SOFR + 4.500%) (G)	$3,157,422	03/31/26	2,201,870	2,203,272

VitalSource
A provider of digital fulfillment software for the higher education sector.
8.16% Term Loan due 06/03/2030 (SOFR + 4.500%)	$3,121,562	06/01/21	3,094,376	3,103,144
8.16% Incremental Term Loan due 06/03/2030 (SOFR + 4.500%) (G)	$214,688	04/21/25	149,338	149,716
Limited Liability Company Unit (B) (F)	3,837 uts.	06/01/21	38,367	138,543
			3,282,081	3,391,403
Warner Pacific Insurance Services
A wholesale insurance broker focused on employee benefits.
8.76% Term Loan due 12/27/2027 (SOFR + 5.000%) (G)	$2,709,448	08/01/23	1,855,971	1,872,965
8.83% Senior Term Loan due 12/27/2027 (SOFR + 5.000%)	$328,978	12/27/21	326,914	328,978
			2,182,885	2,201,943
Westminster Acquisition LLC
A manufacturer of premium, all-natural oyster cracker products sold under the Westminster and Olde Cape Cod brands.
Limited Liability Company Unit (B) (F)	751,212 uts.	08/03/15	751,212	—

Whitcraft Holdings, Inc.
A leading supplier of highly engineered components for commercial and military aircraft engines.
8.73% First Term Loan due 09/30/2031 (SOFR + 5.000%) (G)	$3,389,394	*	2,537,031	2,570,537
Limited Partnership (B)	8,412 uts.	02/15/23	84,116	203,561
* 02/15/23 and 09/30/25			2,621,147	2,774,098

Wilson Language Training
A leading provider of supplemental literacy curriculum and professional development products for the K-12 market, with a particular emphasis on early reading (K-3).
8.43% Term Loan due 04/19/2032 (SOFR + 4.750%) (G)	$1,250,271	04/17/25	982,920	867,078

See Notes to Consolidated Financial Statements 32

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2026
(Unaudited)

Corporate Restricted Securities - 112.05%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 95.49%: (C)

Woodland Foods, Inc.
A provider of specialty dry ingredients such as herbs & spices, rice & grains, mushrooms & truffles, chilies, and other ingredients to customers within the industrial, foodservice, and retail end-markets.
9.06% Term Loan due 12/29/2028 (SOFR + 5.250%) (G)	$2,762,633	12/01/21	$2,528,685	$2,524,511
9.06% Senior Term Loan due 12/29/2028 (SOFR + 5.250%)	$498,365	03/05/25	493,582	494,528
9.06% Incremental Term Loan due 12/29/2028 (SOFR + 5.250%)	$186,769	04/09/24	184,983	185,331
Limited Liability Company Unit (B) (F)	303 uts.	09/29/17	303,379	357,897
Limited Liability Company Unit Preferred (B) (F)	66 uts.	04/09/24	104,305	121,191
Preferred Stock (B) (F)	21 shs.	03/05/25	35,718	35,687
			3,650,652	3,719,145
World 50, Inc.
A provider of exclusive peer-to-peer networks for C-suite executives at leading corporations.
8.17% Term Loan due 03/22/2030 (SOFR + 4.500%) (G)	$3,413,204	03/22/24	3,200,528	3,242,877

Worldwide Electric Corporation
Develops, produces, and distributes electric motors, gear reducers, motor controls, generators, and frequency converters.
8.98% Term Loan due 10/03/2028 (SOFR + 5.250%) (G)	$1,938,199	10/03/22	1,671,530	1,681,999

Ziyad
An end-to-end importer, brand manager, value-added processor, and distributor of Middle Eastern and Mediterranean foods.
8.18% First Term Loan due 12/20/2032 (SOFR + 4.500%) (G)	$1,662,955	12/19/25	1,120,253	1,121,986
Limited Liability Company Unit (B)	69 uts.	12/19/25	69,000	56,563
			1,189,253	1,178,549

Total Private Placement Investments (E)			$348,765,582	$339,436,927
See Notes to Consolidated Financial Statements 33

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2026
(Unaudited)

Corporate Restricted Securities - 112.05%: (A)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Rule 144A Securities - 16.56%: (H)

Corporate Bonds - 7.90%
Bausch Health Companies Inc.	10.000	04/15/2032	$1,000,000	$1,028,418	$1,012,836
Cable & Wireless Comm Limited	9.000	01/15/2033	1,000,000	1,035,338	1,009,955
Citrix	6.625	08/15/2033	4,000,000	3,965,425	3,467,966
CSC Holdings LLC	5.000	11/15/2031	1,250,000	1,112,053	290,625
Digicel	8.625	08/01/2032	644,000	664,088	663,723
LBM	9.500	06/15/2031	453,000	450,932	401,680
Liberty Cablevision of Puerto Rico (J)	6.750	10/15/2027	745,000	718,260	424,558
Novolex Holdings, Inc	8.750	04/15/2030	1,000,000	991,836	986,408
Staples	10.750	09/01/2029	1,500,000	1,469,601	1,430,922
Terrier Media Buyer, Inc.	8.875	12/15/2027	825,000	814,420	603,828
Wilsonart	11.000	08/15/2032	1,250,000	1,235,670	1,012,674
Zayo Group	9.250	03/09/2030	590,152	578,107	589,414
Total Bonds				14,064,148	11,894,589

Common Stock - 13.21%
Madison Air Solutions Corporation (B) (K)			1,416,884 shs	4,663,773	46,969,705
TherOX, Inc. (B)			103 shs	—	—
Touchstone Health Partnership (B)			1,168 shs	—	—
Total Common Stock				4,663,773	46,969,705

Total Rule 144A Securities				$18,727,921	$58,864,294

Total Corporate Restricted Securities				$367,493,503	$398,301,221

See Notes to Consolidated Financial Statements 34

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2026
(Unaudited)

Corporate Public Securities - 4.48%: (A)	LIBOR Spread	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Bank Loans - 3.50%
AL GCX Fund VII	2.250	5.863	12/17/2032	$1,231,481	$1,228,621	$1,231,038
Bausch Health Companies Inc.	6.250	9.894	10/08/2030	3,239,328	3,179,886	3,137,581
BMC Software	5.750	9.413	07/30/2032	2,000,000	1,980,835	1,706,660
Cornerstone OnDemand	3.750	7.508	10/16/2028	1,892,077	1,654,493	1,196,739
Fidelis (C)	4.750	8.425	08/21/2031	1,970,000	1,962,568	1,962,514
Imperial Dade	3.500	7.144	12/29/2032	1,072,169	1,060,328	1,057,877
OneSky Flight, LLC	2.750	6.387	02/17/2033	1,153,846	1,148,362	1,156,373
Prince	5.500	9.149	04/30/2030	—	(71,718)	—
Versant Media Group	3.500	7.232	01/30/2031	1,000,000	1,000,000	1,001,790
Total Bank Loans					13,143,375	12,450,572

Corporate Bonds - 0.98%
Norwegian Cruise Line Holdings	—	6.250	09/15/2033	1,000,000	992,923	971,167
OneMain Finance Corp	—	6.750	09/15/2033	601,000	601,000	594,952
Perrigo	—	6.125	09/30/2032	1,008,000	981,410	962,747
Sabre Global	—	11.125	06/15/2029	1,000,000	955,257	959,240
Total Bonds					3,530,590	3,488,106

Common Stock - 0.00%
Chase Packaging Corporation (B)				9,541 shs	—	429
Total Common Stock					—	429

Total Corporate Public Securities					$16,673,965	$15,939,107

Total Investments		116.53%			$384,167,468	$414,240,328
Other Assets		5.38				19,118,993
Liabilities		(21.91)				(77,878,800)
Total Net Assets		100.00%				$355,480,521
(A)    In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.
(B)    Non-income producing security.
(C)    Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.
(D)    Defaulted security; interest not accrued.
(E)    Illiquid securities. As of June 30, 2026, the value of these securities amounted to $339,436,927 or 95.49% of net assets.
(F)    Held in CI Subsidiary Trust.
(G)    A portion of these securities contain unfunded commitments. As of June 30, 2026, total unfunded commitments amounted to $58,996,196 and had unrealized depreciation of $(69,905) or (0.02)% of net assets. See Note 7.
(H)    Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
(I)    Security received at zero cost through a restructuring of previously held debt or equity securities.
(J) Foreign security.
(K) On April 15, 2026, Madison Air Solutions Corporation completed an initial public offering and began trading on the NYSE (ticker MAIR). In connection with the initial public offering, the Trust exchanged its units of Madison IAQ Holdings II LLC for unregistered common shares of Madison Air Solutions Corporation. The shares are subject to a six-month lock-up period through October 15, 2026.
PIK - Payment-in-kind
SOFR - Secured Overnight Financing Rate

See Notes to Consolidated Financial Statements 35

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2026
(Unaudited)
Distributions of investments by country of risk. Percentage of assets are expressed by market value excluding cash and foreign currency as of June 30, 2026.

United States of America	99.5%
Individually less than 1%	0.5%
100.0%
See Notes to Consolidated Financial Statements 36

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2026
(Unaudited)

Industry Classification:	Fair Value/ Market Value

AEROSPACE & DEFENSE - 5.88%
Accurus Aerospace	$1,416,613
Applied Aerospace Structures Corp.	2,264,008
Bridger Aerospace	424,079
Compass Precision	5,489,151
CTS Engines	4,178,190
Mission Microwave	1,306,386
Trident Technologies	3,035,387
Whitcraft Holdings, Inc.	2,774,098
20,887,912
AIRLINES - 1.63%
Aero Accessories	4,462,433
Echo Logistics	168,974
OneSky Flight, LLC	1,156,373
5,787,780
AUTOMOTIVE - 3.13%
Aurora Parts & Accessories LLC (d.b.a Hoosier)	581,428
BBB Industries LLC	913,587
EFC International	2,598,201
Omega Holdings	1,090,667
Onsite Dealer Solutions	1,433,123
Randy's Worldwide	659,244
SPATCO Energy Solutions, LLC	2,776,924
SVI International, Inc.	1,066,633
11,119,807

BROKERAGE, ASSET MANAGERS & EXCHANGES - 1.00%
The Caprock Group (aka TA/TCG Holdings, LLC)	2,142,173
The Hilb Group, LLC	1,399,369
3,541,542
BUILDING MATERIALS - 0.71%
LBM	401,680
Lockmasters Incorporated	1,098,959
Wilsonart	1,012,674
2,513,313
CABLE & SATELLITE - 0.48%
CSC Holdings LLC	290,625
Liberty Cablevision of Puerto Rico	424,558
Versant Media Group	1,001,790
1,716,973

Industry Classification:	Fair Value/ Market Value

CAPITAL GOODS - 1.13%
GME Supply	$2,376,748
Metallizing Service Company	1,625,103
4,001,851

CHEMICALS - 1.71%
Americo Chemical Products	2,583,981
Goodyear Chemical	1,924,449
Polytex Holdings LLC	1,572,029
6,080,459

CONSUMER CYCLICAL SERVICES - 5.66%
CEC Entertainment Inc	678,232
Expert Institute Group	315,635
LYNX Franchising	4,716,796
Magnolia Wash Holdings (Express Wash Acquisition Company, LLC)	756,464
Main Line Commercial Pools	1,003,948
Mobile Pro Systems	2,660,325
ROI Solutions	1,889,243
Staples	1,430,922
Swoop	757,576
Team Air (Swifty Holdings LLC)	2,748,741
Turnberry Solutions, Inc.	3,173,609
20,131,491
CONSUMER INDUSTRIAL - 0.88%
Tapco Buyer LLC	3,129,055

CONSUMER NON-CYCLICAL - 0.57%
Midwest Products and Engineering, LLC	405,174
Thibaut	1,616,571
2,021,745
CONSUMER PRODUCTS - 1.75%
Handi Quilter Holding Company (Premier Needle Arts)	174,057
Ice House America	1,987,434
Perrigo	962,747
Renovation Brands (Renovation Parent Holdings, LLC)	1,950,705
Terrybear	1,164,471
6,239,414
CORPORATE INDUSTRIAL - 0.27%
Sabre Global	959,240

See Notes to Consolidated Financial Statements 37

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2026
(Unaudited)

Industry Classification:	Fair Value/ Market Value

DIVERSIFIED MANUFACTURING - 3.99%
Accelevation	$415,114
HTI Technology & Industries Inc.	1,703,891
Process Insights Acquisition, Inc.	1,213,373
Safety Products Holdings, Inc.	4,575,114
Standard Elevator Systems	2,415,031
Tank Holding	2,185,214
Worldwide Electric Corporation	1,681,999
14,189,736
ELECTRIC - 3.09%
Cascade Services	2,805,184
Dwyer Instruments, Inc.	3,363,354
Franklin Energy	1,403,496
Pro Vision	1,562,527
SafeEdge Solutions	1,866,760
11,001,321
ENVIRONMENTAL - 1.33%
ENTACT Environmental Services, Inc.	1,918,056
Northstar Recycling	2,823,477
4,741,533
FINANCIAL COMPANIES - 0.36%
Forge	691,394
OneMain Finance Corp	594,952
1,286,346
FINANCIAL OTHER - 3.62%
Bishop Street Underwriter	1,314,733
Coduet Royalty Holdings, LLC	220,662
Cogency Global	3,745,675
Ethos Risk Services	503,753
Fidelis	1,962,514
Merchant Industry	885,454
SRS Acquiom	1,153,866
UHY LLP	3,065,392
12,852,049
FOOD & BEVERAGE - 3.36%
California Custom Fruits & Flavors	681,133
PANOS Brands LLC	718,073
Sara Lee Frozen Foods	3,450,487
Vesta Foodservice	2,203,272
Woodland Foods, Inc.	3,719,145
Ziyad	1,178,549
11,950,659
HEALTHCARE - 7.99%
Cadence, Inc.	3,481,451
Cloudbreak	4,274,781
Dane Street LLC	831,598

Industry Classification:	Fair Value/ Market Value

GCDL Holdings LLC	$3,215,270
Heartland Veterinary Partners	5,510,792
HemaSource, Inc.	2,497,733
Home Care Assistance, LLC	1,464,250
Illumifin	824,503
Innovia Medical	935,730
Navia Benefit Solutions, Inc.	2,900,354
Parkview Dental Partners	1,734,220
Real Chemistry	746,758
28,417,440
HEALTH INSURANCE - 0.62%
Warner Pacific Insurance Services	2,201,943

INDUSTRIAL ENERGY MIDSTREAM - 0.35%
AL GCX Fund VII	1,231,038

INDUSTRIAL OTHER - 28.44%
Accredited Labs	262,973
American Roller Company	2,487,977
Application Bootcamp LLC	2,257,061
BKF Engineers	1,688,427
Caldwell & Gregory LLC	3,081,357
Coker	2,269,093
Concept Machine Tool Sales, LLC	1,184,937
Door & Window Guard Systems	894,996
Electric Equipment and Engineering	3,701,019
Guardian Fire Services	846,000
Imperial Dade	1,057,877
Kanawha Scales and Systems	957,623
LaunchPad Home Group	2,418,724
Madison Air Solutions	46,969,705
Media Recovery, Inc.	1,950,942
Momentum Group	1,207,346
MSI Express	1,046,581
Nationwide Legal	1,048,702
ORS Nasco	1,187,028
Polara (VSC Polara LLC)	2,056,447
Proceed (fka Counsel Press)	3,931,755
ProcessBarron (Process Equipment, Inc. / PB Holdings, LLC)	1,386,679
RapidAir	671,396
SBP Holding LP	2,416,750
Stratus Unlimited	2,575,736
Tencarva Machinery Company	3,878,314
Tipco Technologies	1,230,447
See Notes to Consolidated Financial Statements 38

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2026
(Unaudited)

Industry Classification:	Fair Value/ Market Value

VB Spine	$3,177,479
World 50, Inc.	3,242,877
101,086,248
LEISURE - 0.27%
Norwegian Cruise Line Holdings	971,167

LOCAL AUTHORITY - 0.82%
LeadsOnline	2,923,379

MEDIA & ENTERTAINMENT - 5.87%
Advantage Software	53,528
ASC Communications, LLC (Becker's Healthcare)	3,001,497
BrightSign	3,826,145
DistroKid	4,336,992
Music Reports, Inc.	2,727,753
RKD Group	2,805,932
Rock Labor	815,808
Screenvision Media	1,726,245
Terrier Media Buyer, Inc.	603,828
The Octave Music Group, Inc. (fka TouchTunes)	121,026
Wilson Language Training	867,078
20,885,832
PACKAGING - 2.04%
Brown Machine LLC	1,417,148
Buske Logistics Inc	690,938
Chase Packaging Corporation	429
Diversified Packaging	3,161,747
Five Star Holding, LLC	1,002,456
Novolex Holdings, Inc	986,408
7,259,126
PHARMACEUTICALS - 1.17%
Bausch Health Companies Inc.	4,150,417

PROPERTY AND CASUALTY - 1.03%
Pearl Holding Group	3,655,388

TECHNOLOGY - 23.33%
ABC Legal Services	624,813
Automated Financial Systems	818,561
Becklar	2,153,816
Best Lawyers (Azalea Investment Holdings, LLC)	3,368,919
Bitly	3,331,921
BMC Software	1,706,660

Industry Classification:	Fair Value/ Market Value

CAi Software	$1,433,154
Cash Flow Management	2,378,940
Citrix	3,467,966
CloudOne Digital Corp	1,613,501
CloudWave	3,550,242
Cognito Forms	3,296,781
Coherus Biosciences	588,411
Command Alkon	65,633
Comply365	1,314,282
Cornerstone OnDemand	1,196,739
DataServ	47,374
EFI Productivity Software	1,651,902
Follett School Solutions	3,828,439
HaystackID	1,593,309
Heavy Construction Systems Specialists Inc.	1,043,125
Net at Work	2,750,764
Netrix	2,747,270
Newforma	1,652,332
ProfitOptics	2,992,012
Project Halo	1,569,002
Recovery Point Systems, Inc.	2,687,146
Rightsline Software	2,705,956
RPX Corp	4,379,152
Scaled Agile, Inc.	1,327,168
Smartling, Inc.	2,332,527
smartShift Technologies	2,817,307
Sonicwall	1,078,470
Stackline	5,848,000
Unosquare	689,811
U.S. Legal Support, Inc.	4,882,535
VitalSource	3,391,403
82,925,343
TELECOM - WIRELINE INTEGRATED & SERVICES - 0.71%
Cable & Wireless Comm Limited	1,009,955
Learfield Communications	1,511,677
2,521,632
TRANSPORTATION SERVICES - 2.98%
Argus Logistics	1,134,207
FragilePAK	2,235,818
Milestone Chassis Company	1,699,567
Pegasus Transtech Corporation	3,347,054
RoadOne IntermodaLogistics	1,204,919
SEKO Worldwide, LLC	984,447
10,606,012

See Notes to Consolidated Financial Statements 39

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2026
(Unaudited)

Industry Classification:	Fair Value/ Market Value

WIRELESS - 0.19%
Digicel	$663,723

WIRELINES - 0.17%
Zayo Group	589,414

Industry Classification:	Fair Value/ Market Value

Total Investments - 116.53%
(Cost - $384,167,468)	$414,240,328

See Notes to Consolidated Financial Statements 40

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Barings Corporate Investors
(Unaudited)

1. History
Barings Corporate Investors (the “Trust”) commenced operations in 1971 as a Delaware corporation. Pursuant to an Agreement and Plan of Reorganization dated November 14, 1985, approved by shareholders, the Trust was reorganized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts, effective November 28, 1985.
The Trust is a diversified closed-end management investment company. Barings LLC (“Barings”), a subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), acts as its investment adviser. The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such private placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.
In 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust (“CI Subsidiary Trust”) for the purpose of holding certain investments. The results of CI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the CI Subsidiary Trust. The effects of all internal transactions between the Trust and its wholly-owned subsidiary are eliminated in consolidation.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
The Trustees have determined that the Trust is an investment company in accordance with Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies, for the purpose of financial reporting.
A. Fair Value Measurements:
Under U.S. GAAP, fair value represents the price that should be received to sell an asset (exit price) in an orderly transaction between willing market participants at the measurement date.
Determination of Fair Value
The net asset value (“NAV”) of the Trust’s shares is determined as of the close of business on the last business day of each quarter, as of the date of any distribution, and at such other times as Barings, as the Trust’s valuation designee under Rule 2a-5 of the 1940 Act, shall determine the fair value of the Trust’s investments, subject to the general oversight of the Board.
Barings has established a Pricing Committee which is responsible for setting the guidelines used in fair valuation and ensuring that those guidelines are being followed. Barings considers all relevant factors that are reasonably available, through either public information or information directly available to Barings, when determining the fair value of a security. Barings reports to the Board each quarter regarding the valuation of each portfolio security in accordance with the procedures and guidelines referred to above, which include the relevant factors referred to below. The consolidated financial statements include private placement restricted securities valued at $339,436,927 (95.49% of net assets) and corporate public securities value at $1,962,515 (0.55% of net assets) as of June 30, 2026, the values of which have been estimated by Barings based on the process described above in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.
Independent Valuation Process
The fair value of bank loans and equity investments that are unsyndicated or for which market quotations are not readily available, including middle-market bank loans, will be submitted to an independent provider to perform an independent valuation on those bank loans and equity investments as of the end of each quarter. Such bank loans and equity investments will be held at cost until such time as they are sent to the valuation provider for an initial valuation subject to override by the Adviser should it determine that there have been material changes in interest rates and/or the credit quality of the issuer. The independent valuation provider applies various methods (synthetic rating analysis, discounting cash flows, and re-underwriting analysis) to establish the rate of return a market

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)
participant would require (the “discount rate”) as of the valuation date, given market conditions, prevailing lending standards and the perceived credit quality of the issuer. Future expected cash flows for each investment are discounted back to present value using these discount rates in the discounted cash flow analysis. A range of value will be provided by the valuation provider and the Adviser will determine the point within that range that it will use in making valuation determinations. The Adviser will use its internal valuation model as a comparison point to validate the price range provided by the valuation provider. If the Advisers’ Pricing Committee disagrees with the price range provided, it may make a fair value determination that is outside of the range provided by the independent valuation provider, such determination to be reported to the Trustees in the Adviser’s quarterly reporting to the Board. In certain instances, the Trust may determine that it is not cost-effective, and as a result is not in the shareholders’ best interests, to request the independent valuation firm to perform the Procedures on certain investments. Such instances include, but are not limited to, situations where the fair value of the investment in the portfolio company is determined to be insignificant relative to the total investment portfolio.
Following is a description of valuation methodologies used for assets recorded at fair value:
Corporate Public Securities at Fair Value – Bank Loans, Corporate Bonds, Preferred Stocks and Common Stocks
The Trust uses external independent third-party pricing services to determine the fair values of its Corporate Public Securities. At June 30, 2026, 100% of the carrying value of these investments was from external pricing services. In the event that the primary pricing service does not provide a price, the Trust utilizes the pricing provided by a secondary pricing service.
Public debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust’s pricing services use multiple valuation techniques to determine fair value. In instances where significant market activity exists, the pricing services may utilize a market based approach through which quotes from market makers are used to determine fair value. In instances where significant market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal underlying prepayments, collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.
The Trust’s investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Trust’s valuation policies and procedures approved by the Trustees.
Public equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sales price of that day.
At least annually, Barings conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors’ pricing process are deemed to be market observable as defined in the standard. While Barings is not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The reviews also include an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Barings believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.
Corporate Restricted Securities at Fair Value – Bank Loans, Corporate Bonds
The fair value of certain notes is generally determined using an internal model that discounts the anticipated cash flows of those notes using a specific discount rate. Changes to that discount rate are driven by changes in general interest rates, probabilities of default and credit adjustments. The discount rate used within the models to discount the future anticipated cash flows is considered a significant unobservable input. Increases/(decreases) in the discount rate would result in a (decrease)/increase to the notes’ fair value.
The fair value of certain distressed notes is based on an enterprise waterfall methodology which is discussed in the equity security valuation section below.
Corporate Restricted Securities at Fair Value – Common Stock, Preferred Stock and Partnerships & LLC’s
The fair value of equity securities is generally determined using an enterprise waterfall methodology. Under this methodology, the enterprise value of the company is first estimated and that value is then allocated to the company’s outstanding debt and equity securities based on the documented priority of each class of securities in the capital structure. Generally, the waterfall proceeds from senior debt, to senior and junior subordinated debt, to preferred stock, then finally common stock.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)
To estimate a company’s enterprise value, the company’s trailing twelve months earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) or the company's trailing twelve month revenue is multiplied by a valuation multiple.
The Adjusted EBITDA or revenue valuation multiple is the primary significant unobservable input. Increases/ (decreases) to the company’s EBITDA or revenue would result in increases/ (decreases) to the equity value.
Short-Term Securities
Short-term securities with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities, of sufficient credit quality, having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.
New Accounting Pronouncements
In November 2023, the FASB issued Accounting Standards Update, 2023-07, Segment Reporting (Topic 280) (“ASU 2023-07”), which applies to all entities that are required to report segment information in accordance with Topic 280, Segment Reporting. The amendments in ASU 2023-07 improve reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses. The effective dates for the amendments in ASU 2023-07 are for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. The Trust adopted the aforementioned guidance and it did not have a material impact on the Fund’s consolidated financial statements. See “Segments” below for disclosure.
In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures. The ASU requires the annual financial statements to include income taxes paid disaggregated by jurisdiction. The effective date for the amendments in ASU 2023-09 are for fiscal years beginning after December 15, 2025. Adoption is either with a prospective method or a fully retrospective method of transition. Early adoption is permitted. The Trust adopted the aforementioned guidance and it did not have a material impact on the Trust’s consolidated financial statements.
Segments
The Trust makes investments in securities of issuers that operate in various industries. The Trust represents a single reporting segment, where performance is measured against its single investment objective as described in Note 1. The segment generates revenues through debt investments, and on a limited basis, may acquire equity investments in portfolio companies. The accounting policies of the single segment is the same as those described in “Significant Accounting Policies.” The Trust has identified the President and Chief Financial Officer as the chief operating decision makers (“CODM”), who evaluate the performance of the single segment. The CODM uses segment net investment income before taxes and net increase in net assets resulting from operations to determine the capital allocation of the Trust, the dividend policy, and the Trust’s investment strategy, which is outlined in Note 1. As the Trust operates as a single reportable segment, the segment assets are presented on the accompanying Consolidated Statement of Assets and Liabilities as “total assets” and the net investment income before taxes, significant segment expenses and net increase in net assets resulting from operations are presented on the accompanying Consolidated Statements of Operations.

Fair Value Hierarchy
The Trust categorizes its investments measured at fair value in three levels, based on the inputs and assumptions used to determine fair value. These levels are as follows:
Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)
The following table summarizes the levels in the fair value hierarchy into which the Trust’s financial instruments are categorized as of June 30, 2026.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)
The fair values of the Trust’s investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of June 30, 2026 are as follows:

Assets:	Total	Level 1	Level 2	Level 3
Corporate Restricted Securities
Private Placement Investments
Corporate Bonds	$1,572,029	$—	$—	$1,572,029
Bank Loans	316,438,390	—	—	316,438,390
Common Stock	8,049,320	—	—	8,049,320
Preferred Stock	1,920,737	—	—	1,920,737
Partnerships and LLCs	11,456,451	—	—	11,456,451
Rule 144A Securities
Corporate Bonds	11,894,589	—	11,894,589	—
Common Stock	46,969,705	—	46,969,705	—
Corporate Public Securities
Bank Loans	12,450,572	—	10,488,057	1,962,515
Corporate Bonds	3,488,106	—	3,488,106	—
Common Stock	429	429	—	—
Total	$414,240,328	$429	$72,840,457	$341,399,442
See information disaggregated by issuer, security type, and industry classification in the Consolidated Schedule of Investments.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)
Quantitative Information about Level 3 Fair Value Measurements
The following table represents quantitative information about Level 3 fair value measurements as of June 30, 2026.

	Fair Value	Valuation Model	Level 3 Inputs	Range of Inputs	Weighted Average*	Impact to Valuation from an Increase in Input
Corporate Restricted Securities
Private Placement Investments
Corporate Bonds	$1,572,029	Market Approach	Revenue Multiple	0.2x	0.2x	Increase

Bank Loans	268,302,338	Yield Analysis	Market Yield	8.4% - 21.1%	10.9%	Decrease
	9,723,099	Market Approach	Adjusted EBITDA Multiple	7.1x - 11.2x	8.4x	Increase
	32,698,504	Recent Transaction	Transaction Price	38.3% - 99.0%	97.5%	Increase

Common Stock	220,662	Yield Analysis	Market Yield	27.0%	27.0%	Decrease
	7,478,630	Market Approach	Adjusted EBITDA Multiple	6.0x - 16.8x	9.9x	Increase
	133,552	Market Approach	Revenue Multiple	6.5x	6.5x	Increase
	216,476	Recent Transaction	Transaction Price	$1.00 - $587.00	11.76	Increase

Preferred Stock	424,079	Yield Analysis	Market Yield	12.2%	12.2%	Decrease
	1,496,658	Market Approach	Adjusted EBITDA Multiple	10.0x - 12.5x	10.9x	Increase

Partnerships and LLCs	11,456,451	Market Approach	Adjusted EBITDA Multiple	0.3x - 21.0x	9.7x	Increase
	—	Market Approach	Revenue Multiple	0.2x	0.2x	Increase

Corporate Public Securities
Bank Loans	1,962,515	Yield Analysis	Market Yield	10.0%	10.0%	Decrease
*    The weighted averages disclosed in the table above were weighted by relative fair value

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:	Beginning balance at 12/31/2025	Included in earnings	Purchases	Sales	Prepayments	Transfers into Level 3*	Transfers out of Level 3*	Ending balance at 06/30/2026
Corporate Restricted Securities
Private Placement Investments
Corporate Bonds	$1,523,510	$48,519	$—	$—	$—	$—	$—	$1,572,029
Bank Loans	294,209,646	(5,114,538)	51,469,675	(3,357,804)	(20,768,589)	—	—	316,438,390
Common Stock	7,481,470	259,052	607,012	(298,214)	—	—	—	8,049,320
Preferred Stock	1,618,430	680,872	—	(378,565)	—	—	—	1,920,737
Partnerships and LLCs	43,074,411	(46,888)	1,879	(1,045,442)	—	—	(30,527,509)	11,456,451
Corporate Public Securities
Bank Loans	3,451,660	632	—	—	(1,489,777)	—	—	1,962,515
	$351,359,127	$(4,172,351)	$52,078,566	$(5,080,025)	$(22,258,366)	$—	$(30,527,509)	$341,399,442
* For the six months ended June 30, 2026, transfers into and out of Level 3 were the result of changes in the observability of significant inputs for certain portfolio companies.
OID Amortization, Gains and Losses on Level 3 assets included in Net Increase in Net Assets resulting from Operations for the period are presented in the following accounts on the Statement of Operations:

	Net Increase / (Decrease) in Net Assets Resulting from Operations	Change in Unrealized Appreciation / (Depreciation) in Net Assets from assets still held
Interest - OID Amortization	$488,445	$—
Net realized gain (loss) on investments before taxes	443,744	—
Net change in unrealized appreciation (depreciation) of investments before taxes	(5,104,540)	(5,623,738.00)
B. Accounting for Investments:
Investment Income
Investment transactions are accounted for on the trade date. Interest income, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when interest and/or principal payments on a loan become past due, or if the Trust otherwise does not expect the borrower to be able to service its debt and other obligations, the Trust will place the investment on non-accrual status and will cease recognizing interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Trust writes off any previously accrued and uncollected interest when it is determined that interest is no longer considered collectible. As of June 30, 2026, the fair value of the Trust’s non-accrual assets was $6,642,898, or 1.6% of the total fair value of the Trust’s portfolio, and the cost of the Trust’s non-accrual assets was $10,099,559, or 2.6% of the total cost of the Trust’s portfolio.
Payment-in-Kind Interest
The Trust currently holds, and expects to hold in the future, some investments in its portfolio that contain Payment-in-Kind (“PIK”) interest provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the investment, rather than being paid to the Trust in cash, and is recorded as interest income. Thus, the actual collection of PIK interest may be deferred until the time of debt principal repayment. PIK interest, which is a non-cash source of income at the time of recognition, is included in the Trust’s taxable income and therefore affects the amount the Trust is required to distribute to its stockholders to maintain its qualification as a “regulated investment company” for federal income tax purposes, even though the Trust

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)
has not yet collected the cash. Generally, when current cash interest and/or principal payments on an investment become past due, or if the Trust otherwise does not expect the borrower to be able to service its debt and other obligations, the Trust will place the investment on PIK non-accrual status and will cease recognizing PIK interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Trust writes off any accrued and uncollected PIK interest when it is determined that the PIK interest is no longer collectible. As of June 30, 2026, the Trust held no PIK non-accrual assets.
Fee and Other Income
Origination, facility, commitment, consent and other advance fees received in connection with loan agreements (“Loan Origination Fees”) are recorded as deferred income and recognized as investment income over the term of the loan. Upon prepayment of a loan, any unamortized Loan Origination Fees are recorded as investment income. In the general course of its business, the Trust receives certain fees from portfolio companies, which are non-recurring in nature. Such fees include loan prepayment penalties, structuring fees and covenant waiver fees and amendment fees, and are recorded as investment income when earned. Other income includes royalty income received in connection with revenue participation rights which is recorded on an accrual basis in accordance with revenue participation right agreements and recognized as investment income over the term of the rights.
Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments
Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.
C. Use of Estimates:
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities including the fair value of investments and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
D. Federal Income Taxes:
The Trust has elected to be taxed as a “regulated investment company” under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that the Trustees either designate the net realized long-term gains as undistributed and pay the Federal capital gains taxes thereon or distribute all or a portion of such net gains.
The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust’s pro rata share of income allocable to the Trust by a partnership operating company. The Trust’s violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The CI Subsidiary Trust (described in Footnote 1 above) was formed in order to allow investment in such securities without adversely affecting the Trust’s status as a regulated investment company.
The CI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the CI Subsidiary Trust, all of the CI Subsidiary Trust’s taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. As of June 30, 2026, the CI Subsidiary Trust has incurred income tax expense of $15,098.
Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. As of June 30, 2026, the CI Subsidiary Trust has a deferred tax asset of $26,974.
E. Distributions to Shareholders:
The Trust records distributions to shareholders from distributable earnings, if any, on the ex-dividend date. The Trust’s dividend is declared four times per year. The Trust’s net realized capital gain distribution, if any, is declared in December.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)
3. Investment Services Contract
A. Services:
Under an Investment Services Contract (the “Contract”) with the Trust, Barings agrees to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Barings represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust’s investments. Under the Contract, Barings also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.
B. Fee:
For its services under the Contract, Barings is paid a quarterly investment advisory fee of 0.3125% of the net asset value of the Trust as of the last business day of each fiscal quarter, which is approximately equal to 1.25% annually. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Barings, approve the valuation of the Trust’s net assets as of such day.
4. Borrowings
The Trust had the following borrowings outstanding as of June 30, 2026:

Borrowings	Issuance Date	Maturity Date	Interest rate as of June 30, 2026	December 31, 2025
Senior Fixed Rate Convertible Note	November 15, 2017	November 15, 2027	3.530%	$30,000,000
Floating Rate Loan	November 25, 2025	November 25, 2030	5.636%	45,000,000
Credit Facility	December 13, 2023	December 13, 2028	—%	—
				$75,000,000
Senior Secured Indebtedness
MassMutual holds the Trust’s $30,000,000 Senior Fixed Rate Convertible Note (the “Note”) issued by the Trust on November 15, 2017. The Note is due November 15, 2027 and accrues interest at 3.53% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the six months ended June 30, 2026 the Trust incurred total interest expense on the Note of $529,500.
The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus a Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.
Floating Rate Loan
On November 25, 2025 (the “Effective Date”), MassMutual provided to the Trust, a five-year $45,000,000 floating rate loan (the "Loan"). The Loan is due on November 25, 2030 and bears interest at the rate of SOFR plus 2.00%. Deferred financing fees in the amount of $251,272 have been netted against the Loan balance as presented on the Consolidated Statement of Assets & Liabilities at carrying value.
The average principal balance and interest rate for the period during which the Loan was utilized for the six months ended June 30, 2026, were approximately $45,000,000 and 5.70%, respectively. For the six months ended June 30, 2026, the Trust incurred total interest expense on the Loan of $1,289,031.

Credit Facility
On July 22, 2021 (the “Effective Date”), MassMutual provided to the Trust, a five-year $30,000,000 committed revolving credit facility. Borrowings under the revolving credit facility bear interest, at the rate of LIBOR plus 2.25%. The Trust will also be responsible for paying a commitment fee of 0.50% on the unused amount. On December 13, 2023, the Trust amended the credit agreement with MassMutual to increase the aggregate commitment amount by $15,000,000 to a total aggregate commitment amount

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)
of $45,000,000, extend the maturity date to December 13, 2028, and set the interest accrual to a rate of SOFR plus 2.20% on the outstanding borrowings. Deferred financing fees in the amount of $118,319 are presented on the Consolidated Statement of Assets & Liabilities.
The average principal balance and interest rate for the period during which the credit facility was utilized for the six months ended June 30, 2026, was approximately $464,088 and 5.88%, respectively. For the six months ended June 30, 2026, the Trust incurred total interest expense on the Credit Facility of $13,717.
The aggregate average principal balance and interest rate of the Trust's borrowings (inclusive of the Note, Loan and credit facility) six months ended June 30, 2026, was approximately $75,464,088 and 4.83%, respectively. As of June 30, 2026, the aggregate principal balance of the Trust's borrowings was $75,000,000 at an average interest rate of 4.80%. For the six months ended June 30, 2026, the Trust incurred total interest expense of $1,832,248.
5. Purchases and Sales of Investments

	For the six months ended 06/30/2026
	Cost of Investments Acquired	Sales or Maturities
Corporate restricted securities	$59,488,130	$45,239,805
Corporate public securities	7,418,019	11,153,393
6. Risks
Investment Risks
In the normal course of its business, the Trust trades various financial instruments and enters into certain investment activities with investment risks. These risks include:
Below Investment Grade (high yield/junk bond) Instruments Risk
Below investment grade securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations. Below investment grade debt instruments are considered to be predominantly speculative investments. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Below investment grade debt instruments are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the financial markets generally and less secondary market liquidity. The prices of below investment grade debt instruments may be affected by legislative and regulatory developments. Because below investment grade debt instruments are difficult to value and are more likely to be fair valued, particularly during erratic markets, the values realized on their sale may differ from the values at which they are carried on the books of the Trust.
The Trust may invest in bonds and loans of corporate issuers that are, at the time of purchase, rated below investment grade by at least one credit rating agency or unrated but determined by Barings to be of comparable quality. The Trust may also invest in other below investment grade debt obligations. Barings consider both credit risk and market risk in making investment decisions for the Trust. If a default occurs with respect to any below investment grade debt instruments and the Trust sells or otherwise disposes of its exposure to such instruments, it is likely that the proceeds would be less than the unpaid principal and interest. Even if such instruments are held to maturity, recovery by the Trust of its initial investment and any anticipated income or appreciation would be uncertain and may not occur. Market trading volume for high yield instruments is generally lower and the secondary market for such instruments could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer.
Borrowing and Leverage Risk
The Trust may borrow, subject to certain limitations, to fund redemptions, post collateral for hedges or to purchase loans, bonds and structured products prior to settlement of pending sale transactions. Any such borrowings, as well as transactions such as when-issued, delayed-delivery, forward commitment purchases and loans of portfolio securities, can result in leverage. The use of leverage involves special risks, and makes the net asset value of the Trust and the yield to shareholders more volatile. There can be no assurance that the Trust’s leveraging strategies would be successful. In addition, the counterparties to the Trust’s leveraging transactions will have priority of payment over the Trust’s shareholders.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)

Credit Risk
Credit risk is the risk that one or more debt obligations in the Trust’s portfolio will decline in price, or fail to pay dividends, interest or principal when due because the issuer of the obligation experiences an actual or perceived decline in its financial status. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated instruments. They do not, however, evaluate the market value risk of below investment grade debt instruments and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the instruments. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in below investment grade and comparable unrated obligations will be more dependent on Barings’s credit analysis than would be the case with investments in investment grade instruments. Barings employ their own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, sensitivity to economic conditions, operating history and current earnings trends.
One or more debt obligations in the Trust’s portfolio may decline in price, or fail to pay dividends, interest or principal when due because the issuer of the obligation experiences an actual or perceived decline in its financial status or due to changes in the specific or general market, economic, industry, political, regulatory, public health or other conditions.
Cybersecurity Risk
A cyber incident is considered to be any adverse event that threatens the confidentiality, integrity or availability of the information resources of us, Barings or our portfolio investments. These incidents may be an intentional attack or an unintentional event and could involve gaining unauthorized access to our or Barings’ information systems or those of our portfolio investments for purposes of misappropriating assets, stealing confidential information, corrupting data or causing operational disruption. Barings’ employees may be the target of fraudulent calls, emails and other forms of activities. The result of these incidents may include disrupted operations, misstated or unreliable financial data, liability for stolen assets or information, increased cybersecurity protection and insurance costs, litigation and damage to business relationships. The Trust’s business operations rely upon secure information technology systems for data processing, storage, and reporting. The Trust depends on the effectiveness of the information and cybersecurity policies, procedures, and capabilities maintained by its affiliates and their respective third-party service providers to protect their computer and telecommunications systems and the data that reside on or are transmitted through them.
Substantial costs may be incurred in order to prevent any cyber incidents in the future. The costs related to cyber or other security threats or disruptions may not be fully insured or indemnified by other means. As the Trust’s and our portfolio investments’ reliance on technology has increased, so have the risks posed to the Trust’s information systems, both internal and those provided by Barings and third-party service providers, and the information systems of the Trust’s portfolio investments. Barings has implemented processes, procedures and internal controls to help mitigate cybersecurity risks and cyber intrusions, but these measures, as well as the Trust’s increased awareness of the nature and extent of a risk of a cyber incident, do not guarantee that a cyber incident will not occur and/or that the Trust’s financial results, operations or confidential information will not be negatively impacted by such an incident. In addition, cybersecurity continues to be a key priority for regulators around the world, and some jurisdictions have enacted laws requiring companies to notify individuals or the general investing public of data security breaches involving certain types of personal data, including the SEC, which, on July 26, 2023, adopted amendments requiring the prompt public disclosure of certain cybersecurity breaches. If the Trust fails to comply with the relevant laws and regulations, the Trust could suffer financial losses, a disruption of the Trust’s business, liability to investors, regulatory intervention or reputational damage.
Defaults by Portfolio Investments
A portfolio investment’s failure to satisfy financial or operating covenants imposed by the Trust or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio investment’s ability to meet its obligations under the debt or equity securities that the Trust holds. The Trust may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio investment.
Duration Risk
The Trust may invest in investments of any duration or maturity. Although stated in years, duration is not simply a measure of time. Duration measures the time-weighted expected cash flows of a security, which can determine the security’s sensitivity to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)
matures. Various techniques may be used to shorten or lengthen the Trust’s duration. The duration of a security will be expected to change over time with changes in market factors and time to maturity.
Inflation Risk
Certain of the Trust’s portfolio investments are in industries that could be impacted by inflation. If such portfolio investments are unable to pass any increases in their costs of operations along to their customers, it could adversely affect their operating results and impact their ability to pay interest and principal on the Trust’s loans, particularly if interest rates rise in response to inflation. In addition, any projected future decreases in the Trust’s portfolio investments’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of the Trust’s portfolio investments could result in future realized or unrealized losses and therefore reduce the Trust’s net assets resulting from operations.
Liquidity Risk
The Trust may, subject to certain limitations, invest in illiquid securities (i.e., securities that cannot be disposed of in current market conditions in seven calendar days or less without the disposition significantly changing the market value of the security). Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Some securities may be subject to restrictions on resale. Illiquid securities may be difficult to value. Also, the Trust may not be able to dispose of illiquid securities at a favorable time or price when desired, and the Trust may suffer a loss if forced to sell such securities for cash needs. Below investment grade loans and other debt securities tend to be less liquid than higher-rated securities.
Loan Risk
The loans in which the Trust may invest are subject to a number of risks. Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Trust, a reduction in the value of the investment and a potential decrease in the net asset value of the Trust. There can be no assurance that the liquidation of any collateral securing a loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Trust could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. Loan participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Loans are not as easily purchased or sold as publicly traded securities and there can be no assurance that future levels of supply and demand in loan trading will provide the degree of liquidity which currently exists in the market. In addition, the terms of the loans may restrict their transferability without borrower consent.
These factors may have an adverse effect on the market price of the loan and the Trust’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Trust to obtain precise valuations of the high yield loans in its portfolio. The settlement period (the period between the execution of the trade and the delivery of cash to the purchaser) for some loan transactions may be significantly longer than the settlement period for other investments, and in some cases longer than seven days. It is possible that sale proceeds from loan transactions will not be available to meet redemption obligations, in which case the Trust may be required to utilize cash balances or, if necessary, sell its more liquid investments or investments with shorter settlement periods. Some loans may not be considered “securities” for certain purposes under the federal securities laws, and purchasers, such as the Trust, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.
Management Risk
The Trust is subject to management risk because it is an actively managed portfolio. Barings apply investment techniques and risk analyses in making investment decisions for the Trust, but there can be no guarantee that such techniques and analyses will produce the desired results.
Market Risk
The value of the Trust’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health and other conditions, as well as investor perceptions of these conditions. Such conditions may include, but are not limited to, war, terrorism, natural and environmental disasters and epidemics or pandemics (including the recent coronavirus pandemic), which may be highly disruptive to economies and markets. Such conditions may also adversely affect the liquidity of the Trust’s securities. The Trust is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)

Prepayment and Extension Risk
Prepayment and extension risk is the risk that a loan, bond or other investment might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with mortgage-backed and other asset-backed securities and floating rate loans. If the investment is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the Trust may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Trust. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases and the maturity of the investment may extend. The Trust may be unable to capitalize on securities with higher interest rates or wider spreads because the Trust’s investments are locked in at a lower rate for a longer period of time.
Valuation Risk
Under the 1940 Act, the Trust is required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined in good faith by the Board of Trustees. The Board has designated Barings as valuation designee to perform the Trust’s fair value determinations relating to the value of our assets for which market quotations are not readily available.
Typically there is not a public market for the securities in which we have invested and will generally continue to invest. Barings conducts the valuation of such investments, upon which the Trust’s net asset value is primarily based, in accordance with its valuation policy, as well as established and documented processes and methodologies for determining the fair values of investments on a recurring basis in accordance with the 1940 Act and ASC Topic 820. The Trust’s current valuation policy and processes were established by Barings and have been approved by the Board. The Adviser has established a pricing committee that is, subject to the oversight of the Board, responsible for the approval, implementation and oversight of the processes and methodologies that relate to the pricing and valuation of assets held by the Trust. Barings uses independent third-party providers to price the portfolio, but in the event an acceptable price cannot be obtained from an approved external source, Barings will utilize alternative methods in accordance with internal pricing procedures established by Barings’ pricing committee.
The determination of fair value and consequently, the amount of unrealized appreciation and depreciation in the Trust’s portfolio, is to a certain degree subjective and dependent on the judgment of Barings. Certain factors that may be considered in determining the fair value of the Trust’s investments include the nature and realizable value of any collateral, the portfolio investment’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio investment does business, comparison to comparable publicly-traded companies, discounted cash flows and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, Barings’ determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, Barings’ fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that the Trust may ultimately realize upon the sale or disposition of one or more of its investments. As a result, investors purchasing the Trust’s securities based on an overstated net asset value would pay a higher price than the value of the Trust’s investments might warrant. Conversely, investors selling shares during a period in which the net asset value understates the value of our investments will receive a lower price for their shares than the value of the Trust’s investments might warrant.
7. Commitments and Contingencies
During the normal course of business, the Trust may enter into contracts and agreements that contain a variety of representations and warranties. The exposure, if any, to the Trust under these arrangements is unknown as this would involve future claims that may or may not be made against the Trust and which have not yet occurred. The Trust has no history of prior claims related to such contracts and agreements.

At June 30, 2026, the Trust had the following unfunded commitments:

Delayed Draw Term Loans	Unfunded Amount	Unfunded Value
ABC Legal Services Inc	$190,046	$190,358
Accelevation	45,980	45,762
Accredited Labs	1,188,852	1,189,931
American Roller Company LLC	497,534	497,534
Argus Logistics	1,171,441	1,182,118

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)

Delayed Draw Term Loans	Unfunded Amount	Unfunded Value
Automated Financial Systems	$1,619,695	$1,621,920
Bishop Street Underwriter	897,500	897,921
BKF Engineers	495,576	495,717
Buske Logistics Inc	193,347	193,557
CAi Software	197,763	197,114
Caldwell & Gregory LLC	26,250	26,529
California Custom Fruits & Flavors	132,419	133,449
Cash Flow Management	11,552	11,525
Coker	211,748	211,992
CTS Engines LLC	463,990	463,934
Dane Street LLC	376,902	377,096
Ethos Risk Services	64,470	64,525
Expert Institute Group	319,631	322,221
Forge	1,011,313	1,012,127
GME Supply	151,999	152,260
Guardian Fire Services	531,022	531,591
HaystackID	315,073	315,068
HemaSource, Inc.	496,805	500,885
HTI Technology & Industries Inc.	204,545	202,549
Ice House America	326,433	320,216
IMS Legal Strategies	476,795	476,625
Kanawha Scales and Systems	753,898	754,800
LaunchPad Home Group	674,380	676,065
Learfield Communications	170,186	170,182
Lockmasters Incorporated	243,043	243,772
Main Line Commercial Pools	1,194,880	1,194,377
Merchant Industry	262,670	263,083
Metallizing Service Company	785,363	785,069
Midwest Products and Engineering, LLC	105,628	105,584
MSI Express	277,547	270,090
Nationwide Legal	727,735	727,614
Navia Benefit Solutions, Inc	229,757	229,984
Net at Work	458,414	463,743
Onsite Dealer Solutions	1,670,170	1,672,402
Proceed (fka Counsel Press)	799,545	800,741
Project Halo	245,935	246,747
Randy's Worldwide	892,356	892,731
RapidAir	339,294	340,727
Real Chemistry	85,524	84,845
Rightsline Software	1,382,353	1,382,187
RKD Group	383,832	384,602
ROI Solutions	417,371	387,485
SafeEdge Solutions	481,206	481,088
SBP Holding LP	1,074,837	1,079,660
SEKO Worldwide, LLC	9,039	9,039
Smartling, Inc.	696,701	697,800
SPATCO Energy Solutions, LLC	278,986	274,671

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)

Delayed Draw Term Loans	Unfunded Amount	Unfunded Value
Swoop	$121,212	$121,462
TAPCO Buyer LLC	1,161,799	1,162,221
Tencarva Machinery Company	356,888	356,865
The Caprock Group (aka TA/TCG Holdings, LLC)	977,600	978,197
The Hilb Group, LLC	67,977	68,188
Thibaut	192,538	192,500
Tipco Technologies	134,031	134,086
UHY LLP	601,946	606,583
Unosquare	336,898	323,861
Vesta Foodservice	558,080	558,328
VitalSource	63,706	63,818
Warner Pacific Insurance Services	836,482	841,967
Whitcraft Holdings, Inc.	495,218	497,570
Wilson Language Training	70,149	63,649
Woodland Foods, Inc.	216,851	216,122
Ziyad	314,690	315,018
	$32,765,396	$32,754,047

Revolvers	Unfunded Amount	Unfunded Value
ABC Legal Services Inc	$173,300	$173,585
Accelevation	109,238	108,721
Accurus Aerospace	42,687	42,789
Aero Accessories	408,962	408,536
American Roller Company LLC	471,481	470,825
Americo Chemical Products	249,559	250,027
Application Bootcamp LLC	744,681	750,643
Applied Aerospace Structures Corp.	505,544	510,497
Argus Logistics	140,391	141,670
ASC Communications, LLC (Becker's Healthcare)	45,328	45,286
Automated Financial Systems	372,093	372,604
Becklar	213,234	213,656
Best Lawyers (Azalea Investment Holdings, LLC)	224,359	225,417
Bitly	132,075	132,215
BKF Engineers	638,651	639,527
BrightSign	279,241	275,802
Buske Logistics Inc	126,482	126,620
CAi Software	345,083	343,951
Caldwell & Gregory LLC	350,000	353,717
California Custom Fruits & Flavors	114,154	115,042
Cascade Services	52,941	49,477
Cash Flow Management	150,744	150,308
Cloudbreak	303,323	287,518
CloudOne Digital Corp	360,976	361,668
Cogency Global	165,304	165,454
Cognito Forms	191,781	194,485
Coker	122,931	123,072
Comply365	80,487	80,958

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)

Revolvers	Unfunded Amount	Unfunded Value
Dane Street LLC	$200,669	$200,772
Door & Window Guard Systems	223,611	224,706
EFI Productivity Software	143,715	142,944
Ethos Risk Services	47,462	47,502
Expert Institute Group	171,853	173,245
Follett School Solutions	59,177	59,177
Forge	202,263	202,425
Franklin Energy	125,117	121,953
GCDL Holdings LLC	378,378	382,247
GME Supply	227,807	228,198
Guardian Fire Services	274,106	274,399
HaystackID	173,798	173,795
HemaSource, Inc.	388,495	393,618
HTI Technology & Industries Inc.	81,818	81,020
Ice House America	28,829	28,275
IMS Legal Strategies	232,130	232,048
Innovia Medical	51,096	51,204
Kanawha Scales and Systems	268,475	268,796
LaunchPad Home Group	420,000	421,050
LeadsOnline	455,531	456,180
Learfield Communications	298,137	298,128
Lockmasters Incorporated	104,273	104,455
Magnolia Wash Holdings (Express Wash Acquisition Company, LLC)	48,232	45,529
Main Line Commercial Pools	298,720	298,594
Media Recovery, Inc.	587,774	594,016
Merchant Industry	128,812	129,014
Metallizing Service Company	392,681	392,534
Midwest Products and Engineering, LLC	76,936	76,905
Mission Microwave	154,588	156,476
Momentum Group	110,770	110,675
MSI Express	87,315	86,074
Nationwide Legal	203,562	203,529
Navia Benefit Solutions Inc	340,839	341,176
Net at Work	265,152	268,237
Netrix	514,759	488,680
Newforma	57,688	53,924
Northstar Recycling	430,915	434,870
Omega Holdings	157,779	158,698
Onsite Dealer Solutions	277,898	278,270
ORS Nasco	138,249	138,316
Polara (VSC Polara LLC)	505,923	508,539
Pro Vision	357,571	359,921
Proceed (fka Counsel Press)	96,749	96,894
Process Insights Acquisition, Inc.	119,147	101,947
ProfitOptics	592,303	591,908
Project Halo	166,667	167,217
Randy's Worldwide	41,375	41,627

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)

Revolvers	Unfunded Amount	Unfunded Value
Rapidair	$169,647	$170,363
Real Chemistry	157,718	156,792
Rightsline Software	552,941	552,875
RKD Group	264,849	265,380
RoadOne IntermodaLogistics	21,940	21,125
Rock Labor	120,095	122,018
ROI Solutions	373,577	346,821
RPX Corp	504,083	504,191
SafeEdge Solutions	224,563	224,508
SBP Holding LP	457,428	460,247
Screenvision Media	104,928	104,924
Smartling, Inc.	431,216	431,896
smartShift Technologies	348,687	353,289
SPATCO Energy Solutions, LLC	311,936	307,110
SRS Acquiom	255,567	255,754
Standard Elevator Systems	169,330	169,330
Swoop	121,212	121,712
Tank Holding	38,545	36,601
TAPCO Buyer LLC	346,861	347,116
Tencarva Machinery Company	660,327	658,334
The Caprock Group (aka TA/TCG Holdings, LLC)	391,899	391,762
The Hilb Group, LLC	131,020	131,428
Thibaut	170,891	170,858
Tipco Technologies	46,332	46,359
UHY LLP	374,896	377,784
Unosquare	163,353	157,032
Vesta Foodservice	367,022	367,185
Whitcraft Holdings, Inc.	310,082	313,386
Wilson Language Training	184,266	167,193
World 50, Inc.	170,327	172,441
Worldwide Electric Corporation	248,447	249,789
Ziyad	212,644	212,865
	$26,230,800	$26,172,244

Total Unfunded Commitments	$58,996,196	$58,926,291
As of June 30, 2026, unfunded commitments had unrealized depreciation of $(69,905) or (0.02)% of net assets.
8. Subsequent Events
The Trust has evaluated the possibility of subsequent events after the balance sheet date of June 30, 2026, through the date that the financial statements are issued. The Trust has determined that there are no material events that would require recognition or disclosure in this report through this date, except as provided below.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)
9. Quarterly Results of Investment Operations (unaudited)

	March 31, 2026
	Amount	Per Share
Investment income	$8,601,289
Net investment income (net of taxes)	6,152,365	$0.30
Net realized and unrealized loss on investments (net of taxes)	(4,527,445)	(0.22)

	June 30, 2026
	Amount	Per Share
Investment income	$8,751,988
Net investment income (net of taxes)	6,259,186	$0.31
Net realized and unrealized gain on investments (net of taxes)	13,420,183	0.65

10.    Results of Shareholder Meeting
The Annual Meeting of Shareholders was held on Thursday, May 14, 2026. The shareholders were asked to vote to re-elect Michael H. Brown, Barbara M. Ginader and Maleyne M. Syracuse as Trustees, each for a three-year term. The shareholders approved the proposal. The Trust’s other Trustees, Edward P. Grace III, David M. Mihalick, Clifford M. Noreen and Susan B. Sweeney, continued to serve their respective terms following the May 14, 2026, Annual Shareholder Meeting. The results of the voting are set forth below.

	Shares for	Withheld
Michael H. Brown	12,987,347	657,019
Barbara M. Ginader	13,076,969	567,397
Maleyne M. Syracuse	13,209,507	434,859

Members of the Board of
Trustees
Clifford M. Noreen
Chairman

Michael H. Brown*

Barbara M. Ginader*

Edward P. Grace III*

David M. Mihalick

Susan B. Sweeney*

Maleyne M. Syracuse*

*Member of the Audit Committee

Officers
Christina Emery
President

Christopher D. Hanscom
Chief Financial Officer
Treasurer

Ashlee Steinnerd
Chief Legal Officer

Itzbell Branca
Chief Compliance Officer

Andrea Nitzan
Principal Accounting Officer

Alexandra Pacini
Secretary

Sean Feeley
Vice President

Joseph Evanchick
Vice President

Matthew Curtis
Chief Tax Officer

DIVIDEND REINVESTMENT AND SHARE PURCHASE PLAN
Barings Corporate Investors (the “Trust”) offers a Dividend Reinvestment and Share Purchase Plan (the “Plan”). The Plan provides a simple way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the investment of cash dividends in Trust shares purchased in the open market. A shareholder may join the Plan by filling out and mailing an authorization card to SS&C GIDS, the Transfer Agent.
Participating shareholders will continue to participate until they notify the Transfer Agent, in writing, of their desire to terminate participation. Unless a shareholder elects to participate in the Plan, he or she will, in effect, have elected to receive dividends and distributions in cash. Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $10 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distribution.
Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. Pursuant to the Trust’s Policy on the Determination of Fair Value, the net asset value of the Trust’s shares is determined by Barings, as the Trust’s valuation designee under Rule 2a-5 of the 1940 Act. Barings considers all relevant factors that are reasonably available, through either public information or information directly available to Barings on the valuation date. The valuation day is the last day preceding the day of dividend payment.
When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.
The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.
As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)
Any questions regarding the Plan should be addressed to SS&C GIDS, Transfer Agent for Barings Corporate Investors’ Dividend Reinvestment and Share Purchase Plan, P.O. Box 219086, Kansas City, MO 64121-9086.

Barings Corporate Investors

CI6216

(b) Not applicable.
ITEM 2. CODE OF ETHICS.
Not applicable for semi-annual reports.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable for semi-annual reports.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable for semi-annual reports.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable for semi-annual reports.
ITEM 6. INVESTMENTS
(a) A schedule of investments for the Registrant is included as part of this report to shareholders under Item 1 of this Form N-CSR.
(b) Not applicable.
ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to the Registrant.
ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to the Registrant.
ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to the Registrant.
ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to the Registrant.
ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.
Not applicable.
ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable for semi-annual reports.
ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
(a) Not applicable for semi-annual reports.
(b) There were no changes to the Registrant's Portfolio Managers during the period covered by this report.
ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid Per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 01/01/26-1/31/26	0	0	0	0
Month #2 02/01/26-2/28/26	0	0	0	0
Month #3 03/01/26-3/31/26	0	0	0	0
Month #4 04/01/26-4/30/26	0	0	0	0
Month #5 05/01/26-5/31/26	0	0	0	0
Month #6 06/01/26-6/30/26	0	0	0	0
Total	0	0	0	0
ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There were no material changes to the procedures by which shareholder may send recommendations to the Board for nominees to the Registrant's Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or this item.
ITEM 16. CONTROLS AND PROCEDURES.
(a) The principal executive officer and principal financial officer of the Registrant evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing date of this report and based on that evaluation have concluded that such disclosure controls and procedures are effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.
(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.
ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
(a) None.
(b) None.
ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.
(a) Not applicable.
(b) Not applicable.
ITEM 19. EXHIBITS
(a)    (1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2,to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable for semi-annual reports.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed.

Not applicable for semi-annual reports.

(3) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)).

Attached hereto as EX-99.31.1

Attached hereto as EX-99.31.2

(4) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(5) Change in the registrant’s independent public accountant.

Not applicable.

(b)    Certifications pursuant to Rule 30a-2(b) under the Act.

Attached hereto as EX-99.32
Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):	Barings Corporate Investors

By:	/s/ Christina Emery
Christina Emery, President

Date:	September 4, 2026
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

(Registrant):	Barings Corporate Investors

By:	/s/ Christina Emery
Christina Emery, President

Date:	September 4, 2026

By:	/s/ Christopher Hanscom
Christopher Hanscom, Chief Financial Officer

Date:	September 4, 2026